Execution Copy
U-HAUL S FLEET, LLC,

2007 TM-1, LLC,

2007 DC-1, LLC,

and

2007 EL-1, LLC,

as Co-Issuers

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

_______________________________

2007-1 BOX TRUCK BASE INDENTURE

Dated as of June 1, 2007

_______________________________

Box Truck Asset Backed Notes
(Issuable in Series)

TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS, INCORPORATION BY REFERENCE AND CONSTRUCTION

Section 1.1. Definitions
Section 1.2. Cross-References
Section 1.3. Rules of Construction
Section 1.4. Other Definitional Provisions

ARTICLE 2. THE NOTES

Section 2.1. Joint and Several Obligations
Section 2.2. Designation and Terms of Notes
Section 2.3. Notes Issuable in Series
Section 2.4. Series Supplement For Each Series
Section 2.5. Execution and Authentication
Section 2.6. Registration of Transfer and Exchange of Notes
Section 2.7. Appointment of Paying Agent
Section 2.8. Noteholder List
Section 2.9. Persons Deemed Owners
Section 2.10. Replacement Notes
Section 2.11. Treasury Notes
Section 2.12. Temporary Notes
Section 2.13. Cancellation
Section 2.14. Principal and Interest
Section 2.15. Book-Entry Notes
Section 2.16. Definitive Notes
Section 2.17. Tax Treatment
Section 2.18. CUSIP Numbers

ARTICLE 3. SECURITY

Section 3.1. Grant of Security Interest
Section 3.2. Certain Rights and Obligations of the Issuers Unaffected
Section 3.3. Performance of Collateral Agreements
Section 3.4. Release of Collateral
Section 3.5. Stamp, Other Similar Taxes and Filing Fees

ARTICLE 4. REPORTS

Section 4.1. Agreement of the Issuers to Provide Reports and Instructions
Section 4.2. Administrator
Section 4.3. Reports to Noteholders
Section 4.4. Annual Noteholders’ Tax Statement
Section 4.5. Rule 144A Information

ARTICLE 5. ALLOCATION AND APPLICATION OF COLLECTIONS

Section 5.1. Issuer Accounts

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Section 5.2. Collections and Allocations
Section 5.3. Determination of Monthly Interest
Section 5.4. Determination of Monthly Principal
Section 5.5. Misdirected Collections

ARTICLE 6. DISTRIBUTIONS

Section 6.1. Distributions in General

ARTICLE 7. REPRESENTATIONS AND WARRANTIES

Section 7.1. Existence and Power
Section 7.2. Limited Liability Company and Governmental Authorization
Section 7.3. Binding Effect
Section 7.4. Financial Information; Financial Condition
Section 7.5. Litigation
Section 7.6. No ERISA Plan
Section 7.7. Tax Filings and Expenses
Section 7.8. Disclosure
Section 7.9. Investment Company Act; Securities Act
Section 7.10. Regulations T, U and X
Section 7.11. No Consent
Section 7.12. Solvency
Section 7.13. Ownership of Membership Interests
Section 7.14. Security Interests
Section 7.15. Binding Effect of Collateral Agreements
Section 7.16. Non-Existence of Other Agreements
Section 7.17. Compliance with Contractual Obligations and Laws
Section 7.18. Eligible Box Trucks
Section 7.19. SPV Fleet Owner Agreement
Section 7.20. No Employees
Section 7.21. Environmental Matters
Section 7.22. Other Representations

ARTICLE 8. COVENANTS

Section 8.1. Payment of Notes
Section 8.2. Maintenance of Office or Agency
Section 8.3. Payment of Obligations
Section 8.4. Maintenance of Existence
Section 8.5. Compliance with Requirements of Law and Contractual Obligations
Section 8.6. Inspection of Property, Books and Records
Section 8.7. Compliance with Collateral Agreements
Section 8.8. Notice of Defaults
Section 8.9. Notice of Material Proceedings
Section 8.10. Further Requests
Section 8.11. Further Assurances
Section 8.12. Liens
Section 8.13. Other Indebtedness
Section 8.14. Mergers

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Section 8.15. Sales of Collateral
Section 8.16. Acquisition of Assets
Section 8.17. Distributions
Section 8.18. Name; Principal Office
Section 8.19. Organizational Documents
Section 8.20. Investments
Section 8.21. No Other Agreements
Section 8.22. Other Business
Section 8.23. Maintenance of Separate Existence
Section 8.24. Use of Proceeds of Notes
Section 8.25. No ERISA Plan
Section 8.26. No Employees
Section 8.27. Environmental
Section 8.28. SPV Fleet Owner Agreement
Section 8.29. Maintenance of the Box Trucks
Section 8.30. Entrance into a Permitted Note Issuance Indenture
Section 8.31. Box Truck SPV Permitted Note Limited Guarantees

ARTICLE 9. EVENTS OF DEFAULT

Section 9.1. Events of Default
Section 9.2. Acceleration of Maturity; Rescission and Annulment
Section 9.3. Collection of Indebtedness and Suits for Enforcement by the Trustee
Section 9.4. Remedies; Priorities
Section 9.5. Optional Preservation of the Collateral
Section 9.6. Limitation on Suits
Section 9.7. Unconditional Rights of Noteholders to Receive Principal and Interest
Section 9.8. Restoration of Rights and Remedies
Section 9.9. Rights and Remedies Cumulative
Section 9.10. Delay or Omission Not a Waiver
Section 9.11. Control by the Controlling Party
Section 9.12. Waiver of Past Defaults
Section 9.13. Undertaking for Costs
Section 9.14. Waiver of Certain Rights
Section 9.15. Sale of Collateral
Section 9.16. Action on Notes

ARTICLE 10. RAPID AMORTIZATION EVENTS

Section 10.1. Rapid Amortization Events

ARTICLE 11. THE TRUSTEE

Section 11.1. Duties of the Trustee
Section 11.2. Rights of the Trustee
Section 11.3. Individual Rights of the Trustee
Section 11.4. Notice of Events of Default, Rapid Amortization Events, Defaults and Potential Rapid Amortization Events
Section 11.5. Compensation and Expenses
Section 11.6. Eligibility Disqualification

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Section 11.7. Replacement of the Trustee
Section 11.8. Successor Trustee by Merger, etc.
Section 11.9. Appointment of Co-Trustee or Separate Trustee
Section 11.10. Representations and Warranties of the Trustee
Section 11.11. Issuer Indemnification of the Trustee

ARTICLE 12. DISCHARGE OF INDENTURE

Section 12.1. Termination of the Issuers’ Obligations
Section 12.2. Application of Trust Money
Section 12.3. Repayment to the Issuers
Section 12.4. Reinstatement

ARTICLE 13. AMENDMENTS

Section 13.1. Without Consent of the Noteholders
Section 13.2. With Consent of the Noteholders
Section 13.3. Supplements
Section 13.4. Revocation and Effect of Consents
Section 13.5. Notation on or Exchange of Notes
Section 13.6. The Trustee to Sign Amendments, etc.

ARTICLE 14. MISCELLANEOUS

Section 14.1. Notices
Section 14.2. Communication by Noteholders With Other Noteholders
Section 14.3. Certificate and Opinion as to Conditions Precedent
Section 14.4. Statements Required in Certificate
Section 14.5. Rules by the Trustee
Section 14.6. Duplicate Originals
Section 14.7. Benefits of Indenture
Section 14.8. Payment on Business Day
Section 14.9. Governing Law
Section 14.10. No Adverse Interpretation of Other Agreements
Section 14.11. Successors
Section 14.12. Severability
Section 14.13. Counterpart Originals
Section 14.14. Table of Contents, Headings, etc.
Section 14.15. Termination; Collateral
Section 14.16. Release of an Issuer
Section 14.17. No Bankruptcy Petition
Section 14.18. No Recourse.
Section 14.19. Subordination.
Section 14.20. Waiver of Trial by Jury
Section 14.21. Submission to Jurisdiction
Section 14.22. Know Your Customer

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SCHEDULES AND EXHIBITS

SCHEDULE 1 DEFINITIONS LIST

EXHIBIT A FORM OF MONTHLY REPORT

EXHIBIT B FORM OF BOX TRUCK SPV

PERMITTED NOTE LIMITED GUARANTEE

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2007-1 BOX TRUCK BASE INDENTURE, dated as of June 1, 2007, among U-HAUL S FLEET, LLC, a special purpose limited liability company established under the laws of Nevada, 2007 TM-1, LLC, a special purpose limited liability company established under the laws of Nevada, 2007 DC-1, LLC, a special purpose limited liability company established under the laws of Nevada, and 2007 EL-1, LLC, a special purpose limited liability company established under the laws of Nevada, as co-issuers (each an “Issuer” and collectively, the “Issuers”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity, the “Trustee”).

W I T N E S S E T H:

WHEREAS, each Issuer has duly authorized the execution and delivery by it of this 2007-1 Base Indenture to provide for the issuance from time to time of one or more series of the Issuers’ Box Truck Asset Backed Notes (the “Notes”), issuable as provided in this 2007-1 Base Indenture; and

WHEREAS, all things necessary to make this 2007-1 Base Indenture a legal, valid and binding agreement of the Issuers, enforceable in accordance with its terms, have been done, and each Issuer proposes to do all the things necessary to make the Notes, when executed by such Issuer and authenticated and delivered by the Trustee hereunder and duly issued by such Issuer, the legal, valid and binding obligations of such Issuer as hereinafter provided;

NOW, THEREFORE, for and in consideration of the premises and the receipt of the Notes by the Noteholders, it is mutually covenanted and agreed, for the benefit of the Trustee, on behalf of the Secured Parties, as follows:

ARTICLE 1.

DEFINITIONS, INCORPORATION BY REFERENCE AND CONSTRUCTION

Section 1.1.   Definitions. Certain capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached hereto as Schedule I (the “Definitions List”), as such Definitions List may be amended or modified from time to time in accordance with the provisions hereof.

Section 1.2.   Cross-References. Unless otherwise specified, references in this 2007-1 Base Indenture and in each other Related Document to any Article or Section are references to such Article or Section of this 2007-1 Base Indenture or such other Related Document, as the case may be and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

Section 1.3.   Rules of Construction. In the Indenture, unless the context otherwise requires:

(i) the singular includes the plural and vice versa;

(ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Indenture, and reference to any Person in a particular capacity only refers to such Person in such capacity;

(iii) reference to any gender includes the other gender;

(iv) reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

(v) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term;

(vi) with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”; and

(vii) “or” is not exclusive.

Section 1.4.   Other Definitional Provisions. (i) All terms defined in the Indenture shall have such defined meanings when used in any certificate or document made or delivered pursuant hereto unless otherwise defined therein.

(ii)  The words “hereof,” “herein” and “hereunder” and words of similar import when used in the Indenture shall refer to the Indenture as a whole and not to any particular provision of the Indenture; and Section, subsection, Schedule and Exhibit references contained in the Indenture are references to Sections, subsections, Schedules and Exhibits in or to the Indenture unless otherwise specified.

ARTICLE 2.

THE NOTES

Section 2.1.   Joint and Several Obligations. Each Issuer hereby agrees and acknowledges that it will be liable, jointly and severally, for the Issuer Obligations, including the Notes and all amounts payable with respect thereto.

Section 2.2.   Designation and Terms of Notes. Each Series of Notes shall be substantially in the form specified in the applicable Series Supplement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted hereby or by the applicable Series Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined to be appropriate by the Authorized Officers executing such Notes, as evidenced by their execution of the Notes and shall bear, upon its face, the designation for such Series to which it belongs so selected by the Issuers. All Notes of all Series shall, except as specified in the applicable Series Supplement, be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this 2007-1 Base Indenture and the applicable Series Supplement. The aggregate principal amount of Notes which may be authenticated and delivered under the Indenture is unlimited. The Notes of each

Series shall be issued in the minimum denominations, if any, set forth in the applicable Series Supplement.

Section 2.3.   Notes Issuable in Series. (a) The Notes may be issued in one or more Series; provided, however, that there shall be no more than one Series of Notes Outstanding at any time.

(b)  Each Series of Notes shall be created by a Series Supplement. Subject to Section 2.3(a), Notes of a new Series may from time to time be executed by the Issuers and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon the receipt by the Trustee of a Company Request at least two (2) Business Days (or such shorter period as is acceptable to the Trustee) in advance of the related Closing Date and upon delivery by the Issuers to the Trustee, and receipt by the Trustee, of the following:

(i)  a Company Order authorizing and directing the authentication and delivery of the Notes of such new Series by the Trustee and specifying the designation of such new Series, the Initial Aggregate Note Balance of such new Series to be authenticated and the Note Rate (or the method for allocating interest payments or other cash flows to such Series) with respect to such new Series;

(ii)  a Series Supplement satisfying the criteria set forth in Section 2.4 in form satisfactory to the Trustee executed by each Issuer and the Trustee and specifying the Principal Terms of such new Series;

(iii)  the related Enhancement Agreement, if any, executed by each of the parties thereto, other than the Trustee;

(iv)  written confirmation that the Permitted Note Issuance Rating Agency Condition shall have been satisfied with respect to such issuance;

(v)  an Officer’s Certificate of each Issuer dated as of the applicable Closing Date to the effect that (x) no Event of Default, Rapid Amortization Event, Aggregate Asset Amount Deficiency, Enforcement Event, Termination Event, Default, Potential Rapid Amortization Event, Potential Enforcement Event, or Potential Termination Event is continuing or will occur as a result of the issuance of the new Series of Notes, (y) after giving effect to the application of the net proceeds of such new Series, the only Series of Notes Outstanding will be the new Series of Notes and (z) all conditions precedent provided in this 2007-1 Base Indenture and the applicable Series Supplement with respect to the authentication and delivery of the new Series of Notes have been complied with;

(vi)  unless otherwise specified in the related Series Supplement, an Opinion of Counsel, subject to the assumptions and qualifications stated therein, and in a form reasonably acceptable to the Trustee, dated the applicable Closing Date, substantially to the effect that:

(A)  all instruments furnished to the Trustee conform to the requirements of this 2007-1 Base Indenture and the applicable Series Supplement and constitute all the documents required to be delivered hereunder and thereunder for the Trustee to authenticate and deliver the new Series of Notes, and all conditions precedent provided for in this 2007-1 Base Indenture and the applicable Series Supplement with respect to the authentication and delivery of the new Series of Notes have been complied with;

(B)  the applicable Series Supplement has been duly authorized, executed and delivered by each Issuer;

(C)  the new Series of Notes has been duly authorized and executed and, when authenticated and delivered in accordance with the provisions of this 2007-1 Base Indenture and the applicable Series Supplement, will constitute valid, binding and enforceable obligations of each Issuer entitled to the benefits of this 2007-1 Base Indenture and the applicable Series Supplement, subject, in the case of enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity;

(D)  the applicable Series Supplement is a legal, valid and binding agreement of each Issuer, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity; and

(E)  such other matters as the Trustee may reasonably require;

(vii)  a Permitted Note Issuance SPV Limited Guarantee executed by each Permitted Note Issuance SPV which is a party to a Permitted Note Issuance Indenture as of the applicable Closing Date;

(viii)  evidence that each of the parties to the Related Documents and each party to any Hedge Agreement (other than any interest rate cap agreement) outstanding as of the date thereof has covenanted and agreed that, prior to the date which is one year and one day after the payment in full of all Issuer Obligations, it will not institute against, or join with any other Person in instituting, against USF, any Box Truck SPV, any Permitted Note Issuance SPV or the Nominee Titleholder any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; and

(ix)  such other documents, instruments, certifications, agreements or other items as the Trustee may reasonably require.

Upon satisfaction of such conditions, the Trustee shall authenticate and deliver, as provided above, such Series of Notes upon execution thereof by each Issuer.

Section 2.4.   Series Supplement For Each Series. In conjunction with the issuance of a new Series, the parties hereto shall execute a Series Supplement, which shall specify the relevant terms with respect to such new Series of Notes, which shall include, as applicable: (i) its name or designation, (ii) the Initial Aggregate Note Balance or the method for determining the Aggregate Note Balance of the Notes if such Series will have a variable principal amount, (iii) the Note Rate (or the method for allocating interest payments or other cash flows to such Series) with respect to such Series, (iv) the interest payment date or dates (if other than a Payment Date) and the date or dates from which interest shall accrue, (v) the method of allocating Collections with respect to such Series and the method by which the principal amount of Notes of such Series shall amortize or accrete, (vi) the names of any Series Accounts to be used by such Series and the terms governing the operation of any such accounts, (vii) the terms of any Enhancement with respect to such Series, (viii) the Enhancement Provider with respect to such Series, if any, (ix) the name of the Clearing Agency, if any, or Foreign Clearing Agency, if any, (x) the terms on which the Notes of such Series may be redeemed, repurchased or remarketed to other investors, (xi) whether the Notes of such Series will be issued in multiple Classes and, if so, the rights and priorities of each such Class, and (xii) any other relevant terms of such Series of Notes that do not conflict with the provisions of this 2007-1 Base Indenture (all such terms, the “Principal Terms” of such Series).

Section 2.5.   Execution and Authentication. (a) An Authorized Officer of each Issuer shall sign the Notes by manual, facsimile or electronically scanned signature. If an Authorized Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall nevertheless be valid.

(b)  At any time and from time to time after the execution and delivery of this 2007-1 Base Indenture, the Issuers may deliver Notes of any particular Series executed by each Issuer to the Trustee for authentication, together with one or more Company Orders for the authentication and delivery of such Notes, and the Trustee, in accordance with such Company Order and this 2007-1 Base Indenture, shall authenticate and deliver such Notes.

(c)  No Note shall be entitled to any benefit under the Indenture or be valid for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, duly executed by the Trustee by the manual signature of a Trust Officer. Such signatures on such certificate shall be conclusive evidence, and the only evidence, that the Note has been duly authenticated under the Indenture. The Trustee may appoint an authenticating agent acceptable to the Issuers to authenticate Notes. Unless limited by the term of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this 2007-1 Base Indenture to authentication by the Trustee includes authentication by such agent. The Trustee’s certificate of authentication shall be in substantially the following form:

This is one of the Notes of a series issued under the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(d)  Each Note shall be dated and issued as of the date of its authentication by the Trustee.

(e)  Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Issuers, and the Issuers shall deliver such Note to the Trustee for cancellation as provided in Section 2.13 together with a written statement stating that such Note has never been issued and sold by the Issuers, for all purposes of the Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of the Indenture.

Section 2.6.   Registration of Transfer and Exchange of Notes. (a) The Issuers shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the “Registrar”), a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Registrar shall provide for the registration of the Notes of each Series (unless otherwise provided in the applicable Series Supplement) and of transfers and exchanges of the Notes as herein provided. U.S. Bank National Association is hereby initially appointed Registrar for the purposes of registering the Notes and transfers and exchanges of the Notes as herein provided. The Issuers may appoint one or more co-registrars. Any reference in the Indenture to the Registrar shall include any co-registrar unless the context otherwise requires. U.S. Bank National Association shall be permitted to resign as Registrar upon 30 days’ written notice to the Issuers, any Financial Insurance Provider and the Trustee; provided, however, that such resignation shall not be effective and U.S. Bank National Association shall continue to perform its duties as Registrar until the Issuers have appointed a successor Registrar.

If a Person other than the Trustee is appointed by the Issuers as the Registrar, the Issuers will give the Trustee and any Financial Insurance Provider prompt written notice of the appointment of such Registrar and of the location, and any change in the location, of the Registrar, and the Trustee and any Financial Insurance Provider shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof.

An institution succeeding to the corporate agency business of the Registrar shall continue to be the Registrar without the execution or filing of any paper or any further act on the part of any Issuer or such Registrar.

The Registrar shall maintain in The City of New York (and, if so specified in the applicable Series Supplement for any Series of Notes, any other city designated in such Series Supplement) an office or offices or agency or agencies where Notes may be surrendered for registration of transfer or exchange. The Registrar initially designates its corporate trust office located at 100 Wall Street, Suite 1600, New York, New York 10005, as its office for such purposes. The Registrar shall give prompt written notice to the Trustee, the Issuers, any Financial Insurance Provider and the Noteholders of any change in the location of such office or agency.

Upon surrender for registration of transfer of any Note at the office or agency of the Registrar, if the requirements of Section 2.6(b) and Section 8-401(a) of the New York UCC are met, each Issuer shall execute and, after the Issuers have executed, the Trustee shall authenticate and (if the Registrar is different than the Trustee, then the Registrar shall) deliver to the Noteholder, in the name of the designated transferee or transferees, one or more new Notes, in any authorized denominations, of the same Class and a like aggregate principal amount.

At the option of any Noteholder, Notes may be exchanged for other Notes of the same Series in authorized denominations of like aggregate principal amount, upon surrender of the Notes to be exchanged at any office or agency of the Registrar maintained for such purpose.

Whenever any Notes of any Series are so surrendered for exchange, if the requirements of Section 8-401(a) of the New York UCC are met, each Issuer shall execute and, after the Issuers have executed, the Trustee shall authenticate and (if the Registrar is different than the Trustee, then the Registrar shall) deliver to the Noteholder, the Notes which the Noteholder making the exchange is entitled to receive.

All Notes issued upon any registration of transfer or exchange of the Notes shall be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Notes surrendered upon such registration of transfer or exchange.

Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing, with a medallion signature guarantee, and (ii) accompanied by such other documents as the Trustee may require.

The preceding provisions of this Section 2.6 notwithstanding, the Trustee or the Registrar, as the case may be, shall not be required to register the transfer of or exchange any Note of any Series for a period of 15 days preceding the due date for any payment in full of the Notes of such Series.

Unless otherwise provided in the applicable Series Supplement, no service charge shall be made for any registration of transfer or exchange of Notes, but the Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Notes.

All Notes surrendered for registration of transfer and exchange shall be canceled by the Registrar and disposed of in a manner satisfactory to the Trustee. The Trustee shall cancel and destroy any Global Notes upon its exchange in full for Definitive Notes and shall deliver a certificate of destruction to the Issuers. Such certificate shall also state that a certificate or certificates of each Foreign Clearing Agency was received with respect to each portion of such Global Note exchanged for Definitive Notes in accordance with the applicable Series Supplement.

The Issuers shall execute and deliver to the Trustee or the Registrar, as applicable, Notes in such amounts and at such times as are necessary to enable each of the Trustee and the Registrar to fulfill its responsibilities under the Indenture and the Notes.

(b)  Unless otherwise provided in the applicable Series Supplement, registration of transfer of Notes containing a legend relating to the restrictions on transfer of such

Notes (which legend shall be set forth in the Series Supplement relating to such Notes) shall be effected only if the conditions set forth in such applicable Series Supplement are satisfied.

Section 2.7.   Appointment of Paying Agent. (a) The Trustee may appoint a Paying Agent with respect to the Notes. The Trustee hereby appoints U.S. Bank National Association as the initial Paying Agent. The Paying Agent shall have the revocable power to withdraw funds and make distributions to Noteholders from the appropriate account or accounts maintained for the benefit of Noteholders as specified in this 2007-1 Base Indenture or the applicable Series Supplement. The Trustee may revoke such power and remove the Paying Agent, if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under the Indenture in any material respect or for other good cause. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days’ written notice to the Trustee. In the event that any Paying Agent shall no longer be the Paying Agent, the Trustee shall appoint a successor to act as Paying Agent (which shall be a Qualified Institution or a Qualified Trust Institution and may be the Trustee) with the consent of each Issuer. Any reference in the Indenture to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

(b)  The Trustee shall cause each Paying Agent (other than itself) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and to the extent that the Trustee is acting as Paying Agent, the Trustee hereby so agrees in respect of clauses (i) and (v) below) that such Paying Agent will:

(i)  hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)  give the Trustee notice of any default by the Issuers of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii)  at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

(iv)  immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of the Notes if at any time it ceases to meet the standards required to be met by a Trustee hereunder at the time of its appointment; and

(v)  comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

An institution succeeding to the corporate agency business of the Paying Agent shall continue to be the Paying Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Paying Agent.

(c)  Subject to the terms of any Enhancement Agreement and all applicable laws with respect to escheat of funds, any money held by the Trustee or any Paying Agent or a Clearing Agency or a Foreign Clearing Agency in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two (2) years after such amount has become due and payable shall be discharged from such trust and be paid to the order of the Issuers on Company Request. The Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuers (and not to any Financial Insurance Provider) for payment thereof (but only to the extent of the amounts so paid to any Issuer), and all liability of the Trustee, such Paying Agent, such Clearing Agency, such Foreign Clearing Agency or any Financial Insurance Provider with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuers cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City, and in a newspaper customarily published on each Business Day and of general circulation in London, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuers. The Trustee may also adopt and employ, at the expense of the Issuers, any other reasonable means of notification of such repayment.

Section 2.8.   Noteholder List. The Trustee will furnish or cause to be furnished by the Registrar to any Issuer, any Financial Insurance Provider or the Paying Agent, within five (5) Business Days after receipt by the Trustee of a request therefor from such Issuer, Financial Insurance Provider or the Paying Agent, respectively, in writing, a list in such form as such Issuer, Financial Insurance Provider or the Paying Agent may reasonably require, of the names and addresses of the Noteholders as of the most recent Record Date for payments to such Noteholders. Unless otherwise provided in the applicable Series Supplement, Holders of Notes of any Series having an aggregate principal amount aggregating not less than 10% of the Aggregate Note Balance of such Series (the “Applicants”) may apply in writing to the Trustee, and if such application states that the Applicants desire to communicate with other Noteholders with respect to their rights under the Indenture or under the Notes and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Registrar to afford such Applicants access during normal business hours to the most recent list of Noteholders held by the Trustee and shall give the Issuers notice that such request has been made, within five (5) Business Days after the receipt of such application. Such list shall be as of a date no more than forty-five (45) days prior to the date of receipt of such Applicants’ request. Every Noteholder, by receiving and holding a Note, agrees with the Trustee that neither the Trustee nor the Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders hereunder, regardless of the source from which such information was obtained.

The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Noteholders. If the Trustee is not the Registrar, the Issuers shall furnish, or cause to be furnished, to the Trustee at least seven (7) Business Days before each Payment Date (or such shorter period as is acceptable to the Trustee) and at such other time as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Noteholders.

Section 2.9.   Persons Deemed Owners. Prior to due presentation of a Note for registration of transfer, the Trustee, the Paying Agent, any Financial Insurance Provider and the Registrar may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments pursuant to the Indenture and for all other purposes whatsoever, and none of the Trustee, the Paying Agent, any Financial Insurance Provider or the Registrar shall be affected by any notice to the contrary.

Section 2.10.   Replacement Notes. (a) If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trustee and any Financial Insurance Provider such security or indemnity as may be required by each of them to hold the Issuers, such Financial Insurance Provider and the Trustee harmless then, in the absence of notice to the Issuers, the Registrar, any Financial Insurance Provider or the Trustee that such Note has been acquired by a protected purchaser (within the meaning of Section 8-303 of the New York UCC), and provided that the requirements of Section 8-405 of the New York UCC (which generally permit the Issuers to impose reasonable requirements) are met, each Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor and aggregate principal amount; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven (7) days shall be due and payable or shall have been called for redemption, instead of issuing a replacement Note, the Issuers may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser (within the meaning of Section 8-303 of the New York UCC) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuers and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and the Issuers, the Trustee and any Financial Insurance Provider shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuers, the Trustee or such Financial Insurance Provider in connection therewith.

(b)  Upon the issuance of any replacement Note under this Section 2.10, the Issuers may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

(c)  Every replacement Note issued pursuant to this Section 2.10 in replacement of any mutilated, destroyed, lost or stolen Note shall be entitled to all the benefits of the Indenture equally and proportionately with any and all other Notes duly issued hereunder.

(d)  The provisions of this Section 2.10 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.11.   Treasury Notes. In determining whether the Noteholders of the required Aggregate Note Balance of Notes have concurred in any direction, waiver or consent, Notes owned either beneficially or of record by any Issuer or any Affiliate of any Issuer shall be considered as though they are not Outstanding, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes of which the Trustee has actual knowledge or has received written notice of such ownership shall be so disregarded. Absent actual knowledge by, or written notice to, the Trustee of such ownership, the Trustee shall not be deemed to have knowledge of the identity of the individual beneficial owners of the Notes. The Issuers will notify the Trustee of any Notes owned or pledged to the Issuers or any of their Affiliates promptly upon the acquisition thereof or the creation of such pledge.

Section 2.12.   Temporary Notes. (a) Pending the preparation of Definitive Notes issued under Section 2.16, the Issuers may prepare and the Trustee, upon receipt of a Company Order, shall authenticate and deliver temporary Notes of such Series. Temporary Notes shall be substantially in the form of Definitive Notes of like Series but may have variations that are not inconsistent with the terms of the Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

(b)  If temporary Notes are issued pursuant to Section 2.12(a) above, the Issuers will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuers to be maintained as provided in Section 8.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, each Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under the Indenture as Definitive Notes.

Section 2.13.   Cancellation. Each Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which such Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation. The Issuers may not issue new Notes to replace Notes that they have redeemed or paid or that have been delivered to the Trustee for cancellation. All cancelled Notes held by the Trustee shall be disposed of in accordance with the Trustee’s standard disposition procedures unless by a written order, signed by two Authorized Officers and received by the Trustee in a timely fashion, the Issuers shall direct that cancelled Notes be returned to them.

Section 2.14.   Principal and Interest. (a) The principal of each Series of Notes shall be payable at the times and in the amount set forth in the applicable Series Supplement and in accordance with Section 6.1.

(b)  Each Series of Notes shall accrue interest as provided in the applicable Series Supplement and such interest shall be payable on each Payment Date for such Series in accordance with Section 6.1 and the applicable Series Supplement.

(c)  Except as provided in the following sentence, the Person in whose name any Note is registered at the close of business on any Record Date with respect to a Payment Date for such Note shall be entitled to receive the principal and interest payable on such Payment Date notwithstanding the cancellation of such Note upon any registration of transfer, exchange or substitution of such Note subsequent to such Record Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such Note is payable.

(d)  If the Issuers default in the payment of interest on the Notes of any Series, such interest, to the extent paid on any date that is more than five (5) Business Days after the applicable due date, shall, at the option of the Issuers (and, so long as a Financial Insurance Provider is the Controlling Party, with the consent of the Controlling Party), cease to be payable to the Persons who were Noteholders of such Series at the applicable Record Date (unless the Financial Insurance Provider, if any, has made payment thereof to the Noteholders) and the Issuers shall pay the defaulted interest in any lawful manner, plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Noteholders of such Series on a subsequent special record date which date shall be at least five (5) Business Days prior to the payment date, at the rate provided in the Indenture and in the Notes of such Series. The Issuers shall fix or cause to be fixed each such special record date and payment date, and at least fifteen (15) days before the special record date. The Issuers (or the Trustee, in the name of and at the expense of the Issuers) shall mail to Noteholders of such Series a notice that states the special record date, the related payment date and the amount of such interest to be paid.

Section 2.15.   Book-Entry Notes. (a) Unless otherwise provided in any applicable Series Supplement, the Notes of each Series, upon original issuance, shall be issued in the form of one or more Global Notes representing the Book-Entry Notes, to be delivered to the depository specified in such Series Supplement (the “Depository”) which shall be the Clearing Agency or the Foreign Clearing Agency, on behalf of such Series. The Notes of each Series shall, unless otherwise provided in the applicable Series Supplement, initially be registered on the Note Register in the name of the Clearing Agency, the Foreign Clearing Agency, the nominee of the Clearing Agency or the nominee of the Foreign Clearing Agency. No Note Owner will receive a definitive note representing such Note Owner’s interest in the related Series of Notes, except as provided in Section 2.16. Unless and until definitive, fully registered Notes (“Definitive Notes”) of any Series have been issued to Note Owners pursuant to Section 2.16:

(i)  the provisions of this Section 2.15 shall be in full force and effect with respect to such Series:

(ii)  the Paying Agent, the Registrar, any Financial Insurance Provider and the Trustee may deal with the Clearing Agency or the Foreign Clearing Agency and the

applicable Clearing Agency Participants for all purposes of the Indenture (including the making of payments on the Notes and the giving of instructions or directions hereunder) as the authorized representatives of the Note Owners;

(iii)  to the extent that the provisions of this Section 2.15 conflict with any other provisions of the Indenture, the provisions of this Section 2.15 shall control;

(iv)  subject to the rights of the Controlling Party under the Indenture, whenever the Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding principal amount of the Notes, the applicable Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or their related Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Trustee; and

(v)  subject to the rights of the Controlling Party under the Indenture, the rights of Note Owners of each such Series shall be exercised only through the applicable Clearing Agency or Foreign Clearing Agency and their related Clearing Agency Participants and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants, and all references in the Indenture to actions by the Noteholders shall refer to actions taken by the Clearing Agency or the Foreign Clearing Agency upon instructions from the Clearing Agency Participants, and all references in the Indenture to distributions, notices, reports and statements to the Noteholders shall refer to distributions, notices, reports and statements to the Clearing Agency or the Foreign Clearing Agency, as registered holder of the Notes of such Series for distribution to the Note Owners in accordance with the procedures of the Clearing Agency or Foreign Clearing Agency. Unless and until Definitive Notes of such Series are issued pursuant to Section 2.16, the applicable Clearing Agencies will make book-entry transfers among their related Clearing Agency Participants and receive and transmit payments of principal and interest on the Notes to such Clearing Agency Participants.

Section 2.16.   Definitive Notes. If (i) (A) the Issuers advise the Trustee in writing that the Clearing Agency or the Foreign Clearing Agency is no longer willing or able to discharge properly its responsibilities as Depository, and (B) the Trustee or the Issuers are unable to locate a qualified successor, (ii) the Issuers, at their option, advise the Trustee in writing that they elect to terminate the book-entry system through the Clearing Agency or Foreign Clearing Agency with respect to any Series or (iii) after the occurrence of an Event of Default, Note Owners of more than 50% of the Aggregate Note Balance of a Series of Notes advise the Trustee and the applicable Clearing Agency or the Foreign Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system through the applicable Clearing Agency or Foreign Clearing Agency is no longer in the best interests of such Note Owners, the Trustee shall notify all Note Owners of such Series, through the applicable Clearing Agency Participants, of the occurrence of any such event and of the availability of Definitive Notes to Note Owners of such Series requesting the same. Upon surrender to the Trustee of the Notes of such Series by the applicable Clearing Agency or Foreign Clearing

Agency, accompanied by registration instructions from the applicable Clearing Agency or Foreign Clearing Agency for registration, each Issuer shall execute and the Trustee shall authenticate and (if the Registrar is different than the Trustee, then the Registrar shall) deliver the Definitive Notes in accordance with the instructions of the Clearing Agency. Neither the Issuers nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Notes, and the Trustee shall recognize the Holders of the Definitive Notes of such Series as Noteholders of such Series hereunder.

Section 2.17.   Tax Treatment. The Issuers have structured the Indenture and the Notes have been (or will be) issued with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuers and any entity acquiring any direct or indirect interest in any Note by acceptance of its Notes (or, in the case of a Note Owner, by virtue of such Note Owner’s acquisition of a beneficial interest therein) agrees to treat the Notes (or beneficial interests therein) for purposes of federal, state and local and income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuers. Each Noteholder agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with the Indenture as to treatment as indebtedness for such tax purposes.

Section 2.18.   CUSIP Numbers. The Issuers may use “CUSIP” numbers in respect of any Series of Notes (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption in respect of such Series of Notes as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes of such Series or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes of such Series, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuers will promptly notify the Trustee in writing of any change in any such “CUSIP” numbers.

ARTICLE 3.

SECURITY

Section 3.1.   Grant of Security Interest. (a) To secure the Issuer Obligations, USF hereby pledges, assigns, conveys, delivers, transfers and sets over to the Trustee, for the benefit of the Noteholders and, to the extent provided in any Series Supplement, any Enhancement Providers (including any Financial Insurance Provider) and any counterparty to an interest rate swap agreement with respect to the Notes (collectively, the “Secured Parties”), and hereby grants to the Trustee, for the benefit of the Secured Parties, a security interest in, all of USF’s right, title and interest in, to and under all of the following property whether now or hereafter existing, acquired or created (all of the foregoing being referred to as the “USF Collateral”):

(i)  each Collateral Agreement to which it is a party, including all monies due and to become due to USF under or in connection with such Collateral Agreements,

whether payable as distributions, fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the Collateral Agreements or otherwise, all security for amounts payable thereunder and all rights, remedies, powers, privileges and claims of USF (but not its obligations) against any party under or with respect to the Collateral Agreements (whether arising pursuant to the terms of such Collateral Agreements or otherwise available to USF at law or in equity), the right to enforce any of such Collateral Agreements and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Collateral Agreements or the obligations of any party thereunder;

(ii)  the Box Truck SPV Membership Interests, including all rights of USF as a Member under each Box Truck SPV Limited Liability Company Agreement, including all moneys and other property distributable thereunder to USF and all rights, remedies, powers, privileges and claims of USF against any other party under or with respect to each Box Truck SPV Limited Liability Company Agreement (whether arising pursuant to the terms of such Box Truck SPV Limited Liability Company Agreement or otherwise available to USF at law or in equity), the right to enforce each Box Truck SPV Limited Liability Company Agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to each Box Truck SPV Limited Liability Company Agreement;

(iii)  the Box Truck Collection Account, all monies on deposit from time to time in the Box Truck Collection Account and all Proceeds thereof;

(iv)  the Box Truck Purchase Account, all monies on deposit from time to time in the Box Truck Purchase Account and all Proceeds thereof;

(v)  each Series Account, all monies on deposit from time to time in such Series Account and all Proceeds thereof;

(vi)  all Investment Property credited to the Issuer Accounts;

(vii)  all additional property that may from time to time hereafter (pursuant to the terms of any Series Supplement or otherwise) be subjected to the grant and pledge hereof by USF or by anyone on its behalf; and

(viii)  to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

(b)  To secure the Issuer Obligations, each Box Truck SPV hereby pledges, assigns, conveys, delivers, transfers and sets over to the Trustee, for the benefit of the Secured Parties, and hereby grants to the Trustee, for the benefit of the Secured Parties, a security interest in, all of such Box Truck SPV’s right, title and interest in, to and under all of the following property whether now or hereafter existing, acquired or created (all of the foregoing being referred to as the “Box Truck SPV Collateral” and, together with the USF Collateral, the “Collateral”):

(i)  all trucks owned by such Box Truck SPV, and all Certificates of Title with respect thereto;

(ii)  all payments under insurance policies or any warranty payable by reason of loss or damage to, or otherwise with respect to, any of the trucks owned by such Box Truck SPV;

(iii)  all proceeds from the sale or other disposition of any truck owned by such Box Truck SPV, including all monies due in respect of any truck under the SPV Fleet Owner Agreement;

(iv)  the SPV Fleet Owner Agreement and any collateral pledged to such Box Truck SPV (including the rights of the Fleet Manager under the Rental Company Contracts, to the extent so pledged under the SPV Fleet Owner Agreement) to secure the Fleet Manager’s obligations thereunder including all payments due to such Box Truck SPV under the SPV Fleet Owner Agreement, including all Weekly Fleet Owner Payments, Monthly Fleet Owner Payments and Monthly Advances, in each case allocable to the Box Trucks owned by such Box Truck SPV, and all rights, remedies, powers, privileges and claims of such Box Truck SPV (but not its obligations) against any other party under or with respect to the SPV Fleet Owner Agreement (whether arising pursuant to the terms of the SPV Fleet Owner Agreement or any other agreements or otherwise available to the Box Truck SPV at law or in equity), the right to enforce the SPV Fleet Owner Agreement, any Rental Company Contract (to the extent so pledged under the SPV Fleet Owner Agreement) or any other agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the SPV Fleet Owner Agreement, any Rental Company Contract (with respect to any Rental Company Contract, to the extent so pledged in the SPV Fleet Owner Agreement) or any other agreement or the obligations of any party thereunder;

(v)  each other Collateral Agreement to which such Box Truck SPV is a party, including all monies due and to become due to such Box Truck SPV under or in connection with such Collateral Agreements, whether payable as distributions, fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the Collateral Agreements or otherwise, all security for amounts payable thereunder and all rights, remedies, powers, privileges and claims of such Box Truck SPV against any party under or with respect to such Collateral Agreements (whether arising pursuant to the terms of such Collateral Agreements or otherwise available to such Box Truck SPV at law or in equity), the right to enforce any of such Collateral Agreements and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Collateral Agreements or the obligations of any party thereunder;

(vi)  the Box Truck Collection Account, all monies on deposit from time to time in the Box Truck Collection Account and all Proceeds thereof;

(vii)  the Box Truck Purchase Account, all monies on deposit from time to time in the Box Truck Purchase Account and all Proceeds thereof;

(viii)  each Series Account, all monies on deposit from time to time in such Series Account and all Proceeds thereof;

(ix)  all Investment Property credited to the Issuer Accounts;

(x)  all additional property that may from time to time hereafter (pursuant to the terms of any Series Supplement or otherwise) be subjected to the grant and pledge hereof by such Box Truck SPV or by anyone on its behalf;

(xi)  all other assets of each Box Truck SPV now owned or at any time hereafter acquired by such Box Truck SPV, including all of the following (each as defined in the New York UCC): all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments (including any non-cash proceeds notes), securities accounts and other investment property, commercial tort claims, letter-of-credit rights, letters of credit and money; and

(xii)  to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

(c)  Each of the foregoing grants is made in trust to secure the Issuer Obligations and to secure compliance with the provisions of this 2007-1 Base Indenture and any Series Supplement, all as provided in the Indenture and the Related Documents. The Trustee, as Trustee on behalf of the Secured Parties, acknowledges such grants, accepts the trusts under this 2007-1 Base Indenture in accordance with the provisions of the Indenture and, subject to Sections 11.1 and 11.2, agrees to perform its duties required in the Indenture to the best of its abilities to the end that the interests of the Secured Parties may be adequately and effectively protected. The Collateral shall secure the Notes equally and ratably without prejudice, priority or distinction.

(d)  Each Box Truck SPV shall take, or shall cause to be taken, such action as shall be necessary to ensure that the Lien of the Trustee on each Box Truck owned by such Box Truck SPV (whether owned as of the Effective Date or acquired thereafter) is duly noted on the Certificate of Title for such Box Truck in accordance with all applicable laws and regulations no later than the In-Service Date with respect to such Box Truck. The original Certificates of Title shall be held by the Administrator pursuant to, and in accordance with, the Administration Agreement. The Administrator, or its agent, shall hold such titles as agent for each Box Truck SPV, in trust for the benefit of the Secured Parties and the Trustee.

(e)  Each Issuer hereby irrevocably authorizes the Trustee, at any time, and from time to time, to file or cause to be filed in any filing office in any jurisdiction any initial UCC financing statements and amendments thereto that (a) indicate the Lien of the Trustee on the Collateral, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, and (b) provide any other information required for the sufficiency or filing office acceptance of any UCC financing statement or amendment. Each Issuer agrees to furnish any such information to the Trustee promptly upon the Trustee’s request. Each Issuer also ratifies its authorization for the Trustee to have filed or caused to be filed in any

UCC jurisdiction any like initial UCC financing statements or amendments thereto if filed prior to the date hereof. The Trustee shall have no obligation to file or cause to be filed any UCC financing statement or continuation statement unless it is directed to do so by an Issuer or the Controlling Party and it is provided with the UCC financing statement in form for filing.

Section 3.2.   Certain Rights and Obligations of the Issuers Unaffected. (a) The grant of the security interest in the Collateral to the Trustee on behalf of the Secured Parties shall not (i) relieve any Issuer from the performance of any term, covenant, condition or agreement on such Issuer’s part to be performed or observed under or in connection with any of the Collateral Agreements or (ii) impose any obligation on the Trustee or any of the Secured Parties to perform or observe any such term, covenant, condition or agreement on any Issuer’s part to be so performed or observed or impose any liability on the Trustee or any of the Secured Parties for any act or omission on the part of any Issuer or from any breach of any representation or warranty on the part of any Issuer.

(b)  Each Issuer hereby agrees, jointly and severally, to indemnify and hold harmless the Trustee and each Secured Party (including, in each case, their respective directors, officers, employees and agents) from and against any and all losses, liabilities (including liabilities for penalties), claims, demands, actions, suits, judgments, reasonable out-of-pocket costs and expenses arising out of or resulting from the security interest granted hereby, whether arising by virtue of any act or omission on the part of any Issuer or otherwise, including the reasonable out-of-pocket costs, expenses, and disbursements (including reasonable attorneys’ fees and expenses) incurred by the Trustee and any Secured Party in enforcing the Indenture or preserving any of their respective rights to, or realizing upon, any of the Collateral; provided, however, the foregoing indemnification shall not extend to any action by the Trustee or a Secured Party which constitutes bad faith, negligence or willful misconduct by the Trustee, such Secured Party or any other indemnified person hereunder. The indemnification provided for in this Section 3.2 shall survive the removal of, or a resignation by, such Person as Trustee as well as the termination of the Indenture or any Series Supplement.

Section 3.3.   Performance of Collateral Agreements. Upon the occurrence of a default or breach by any Person party to a Collateral Agreement, promptly following a request from the Trustee to do so and at the Issuers’ expense, each Issuer agrees to take all such lawful action as permitted under the Indenture as the Trustee may reasonably request to compel or secure the performance and observance by the Administrator, the Nominee Titleholder, the Fleet Manager or any other party to any Collateral Agreement of its obligations to such Issuer, in each case in accordance with the applicable terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to such Issuer to the extent and in the manner directed by the Trustee, including the transmission of notices of default and the institution of legal or administrative actions or proceedings to compel or secure performance by any party to any Collateral Agreement, of its obligations thereunder. If (i) any Issuer shall have failed, within thirty (30) days of receiving the direction of the Trustee, to take commercially reasonable action to accomplish such directions of the Trustee, (ii) any Issuer refuses to take any such action, or (iii) the Trustee reasonably determines that such action must be taken immediately, the Trustee may take such previously directed action and any related action permitted under the Indenture which the Trustee thereafter determines is appropriate (without the need under this provision or any other provision under the Indenture to direct the applicable Issuer to take such action). Any such action shall be without prejudice to any right to claim an Event of Default under the Indenture and any right to proceed thereafter as provided in Article IX. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to the Indenture. The Trustee shall apply all such money received by it as provided in the Indenture and the other Related Documents. Notwithstanding anything herein to the contrary, so long as a Financial Insurance Provider is the Controlling Party, the Trustee may only act under this Section 3.3 with the consent of, and shall act at the direction of, the Controlling Party.

Section 3.4.   Release of Collateral. (a) From and after the date on which the Fleet Manager or the applicable Box Truck SPV receives the Disposition Proceeds from the sale of a Box Truck permitted in accordance with Section IV of the SPV Fleet Owner Agreement, such Box Truck and the Certificate of Title therefor shall be automatically released from the Lien of this 2007-1 Base Indenture, and the Trustee shall execute such documents and instruments as such Box Truck SPV may reasonably request (including the power of attorney of the Trustee executed on the Effective Date pursuant to Section 6.1(g) of the Administration Agreement appointing the Administrator to act as the agent of the Trustee in releasing the Lien of the Trustee on Box Trucks sold pursuant to the provisions of this Section 3.4(a)), at such Box Truck SPV’s expense, to evidence and/or accomplish such release.

(b)  The Trustee shall, at such time as (i) there is no Note Outstanding and no other Issuer Obligations owed to any Person and (ii) any Financial Insurance Provider has been released from its obligations under any Enhancement Agreement (other than in respect of any preference payments in respect of which such Financial Insurance Provider is obligated under its Financial Insurance Policy), release any remaining portion of the Collateral from the Lien of the Indenture and release to the Issuers any funds then on deposit in the Box Truck Collection Account, the Box Truck Purchase Account and any Series Accounts. The Trustee shall release property from the Lien of the Indenture pursuant to this Section 3.4(b) only upon receipt of a Company Order accompanied by an Officer’s Certificate meeting the applicable requirements of Section 14.3.

Section 3.5.   Stamp, Other Similar Taxes and Filing Fees. Each Issuer, jointly and severally, shall indemnify and hold harmless the Trustee, any Financial Insurance Provider and each Noteholder from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with the Indenture or any Collateral. The Issuers shall pay (or to the extent incurred by the Trustee or any Financial Insurance Provider, reimburse the Trustee and such Financial Insurance Provider for) any and all amounts in respect of, all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts that may be payable or determined to be payable in respect of the execution, delivery, performance and/or enforcement of the Indenture.

ARTICLE 4.

REPORTS

Section 4.1.   Agreement of the Issuers to Provide Reports and Instructions.

(a)  Reports and Certificates. Promptly following delivery to the Issuers, the Issuers shall forward, or cause to be forwarded, to the Trustee and any Financial Insurance Provider copies of all reports, certificates, information or other materials delivered to any Issuer pursuant to any Collateral Agreement.

(b)  Monthly Report. On each Determination Date, the Issuers shall forward, or cause to be forwarded, to the Trustee, the Paying Agent and any Enhancement Provider, an Officer’s Certificate of each of the Issuers containing the information required by Exhibit A to this 2007-1 Base Indenture (each, a “Monthly Report”).

(c)  Monthly Noteholders’ Statement. On or before each Determination Date, the Issuers shall furnish, or cause to be furnished, to the Trustee and any Financial Insurance Provider a Monthly Noteholders’ Statement substantially in the form provided in the applicable Series Supplement.

(d)  Instructions as to Withdrawals and Payments. The Issuers will furnish, or cause to be furnished, to the Trustee or the Paying Agent, as applicable, with a copy to any Financial Insurance Provider, written instructions to make withdrawals and payments from the Box Truck Collection Account, the Box Truck Purchase Account and any Series Accounts and to make drawings under any Enhancement in accordance with the requirements of the Indenture. The Trustee and the Paying Agent shall promptly follow any such written instructions.

Section 4.2.   Administrator. Pursuant to the Administration Agreement, the Administrator has agreed to provide certain reports, instructions and other services on behalf of the Issuers. The Noteholders by their acceptance of the Notes consent to the provision of such reports by the Administrator in lieu of the Trustee or the Issuers.

Section 4.3.   Reports to Noteholders. The Trustee shall make each Monthly Noteholders’ Statement available on or prior to each Payment Date to each Noteholder, with a copy to the Rating Agencies and any Enhancement Provider, in the method set forth in the applicable Series Supplement.

Section 4.4.   Annual Noteholders’ Tax Statement. Unless otherwise specified in the applicable Series Supplement, on or before January 31 of each calendar year, beginning with calendar year 2008, the Paying Agent shall furnish to each Person who at any time during the preceding calendar year was a Noteholder a statement prepared by the Issuers containing the information which is required to be contained in the Monthly Noteholders’ Statements with respect to the Notes held by such Noteholder aggregated for such calendar year or the applicable portion thereof during which such Person was a Noteholder, together with such other customary information (consistent with the treatment of the Notes as debt) as the Issuers deem necessary or desirable to enable the Noteholders to prepare their tax returns with respect to their investment in the Notes (each such statement, an “Annual Noteholders’ Tax Statement”). Such obligations of the Issuers to prepare and the Paying Agent to distribute the Annual Noteholders’ Tax Statement shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

Section 4.5.   Rule 144A Information. For so long as any of the Notes are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuers agree to provide to any Noteholder or Note Owner and to any prospective purchaser of Notes designated by such Noteholder or Note Owner upon the request of such Noteholder or Note Owner or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Act.

ARTICLE 5.

ALLOCATION AND APPLICATION OF COLLECTIONS

Section 5.1.   Issuer Accounts.

(a)  Establishment of the Box Truck Collection Account. On or prior to the Effective Date, the Issuers, the Box Truck Collection Account Securities Intermediary and the Trustee shall have entered into the Box Truck Collection Account Control Agreement pursuant to which the Box Truck Collection Account shall be established and maintained for the benefit of the Secured Parties. If at any time the Box Truck Collection Account is no longer an Eligible Deposit Account, the Trustee shall, within five (5) Business Days, notify the Issuers and any Financial Insurance Provider and cause the Box Truck Collection Account to be moved to a Qualified Institution or a Qualified Trust Institution and cause the depositary maintaining the new Box Truck Collection Account to assume the obligations of the existing Box Truck Collection Account Securities Intermediary under the Box Truck Collection Account Control Agreement.

(b)  Administration of the Box Truck Collection Account. All amounts held in the Box Truck Collection Account shall be invested in accordance with the Box Truck Collection Account Control Agreement at the written direction of USF in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the dates specified in any Series Supplement. In the absence of written investment instructions hereunder, funds on deposit in the Box Truck Collection Account shall be invested at the written direction of the Controlling Party, or if the Controlling Party gives no such direction, shall remain uninvested. USF shall not direct the disposal of any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment. On the Business Day immediately preceding each Payment Date, all interest and other investment earnings (net of losses and investment expenses) on Collections with respect to the Notes for such Payment Date shall be treated as Collections and applied in accordance with any Series Supplement.

(c)  Establishment of the Box Truck Purchase Account. On or prior to the Effective Date, the Issuers, the Box Truck Purchase Account Securities Intermediary and the Trustee shall have entered into the Box Truck Purchase Account Control Agreement pursuant to which the Box Truck Purchase Account shall be established and maintained for the benefit of the Secured Parties. If at any time the Box Truck Purchase Account is no longer an Eligible Deposit Account, the Trustee shall, within five (5) Business Days, notify the Issuers and any Financial Insurance Provider and cause the Box Truck Purchase Account to be moved to a Qualified Institution or a Qualified Trust Institution and cause the depositary maintaining the new Box Truck Purchase Account to assume the obligations of the existing Box Truck Purchase Account Securities Intermediary under the Box Truck Purchase Account Control Agreement.

(d)  Administration of the Box Truck Purchase Account. All amounts held in the Box Truck Purchase Account shall be invested in accordance with the Box Truck Purchase Account Control Agreement at the written direction of USF in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the dates specified in any Series Supplement. In the absence of written investment instructions hereunder, funds on deposit in the Box Truck Purchase Account shall be invested at the written direction of the Controlling Party, or if the Controlling Party gives no such direction, shall remain uninvested. USF shall not direct the disposal of any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment. On the Business Day immediately preceding each Payment Date, all interest and other investment earnings (net of losses and investment expenses) on amounts on deposit in the Box Truck Purchase Account during the Related Monthly Period shall be treated as Collections, deposited into the Box Truck Collection Account and allocated in accordance with any Series Supplement.

(e)  Establishment of Series Accounts. To the extent specified in the Series Supplement with respect to any Series of Notes, the Trustee may establish and maintain one or more Series Accounts to facilitate the proper allocation of Collections in accordance with the terms of such Series Supplement.

Section 5.2.   Collections and Allocations.

(a)  Collections in General. Until this 2007-1 Base Indenture is terminated pursuant to Section 12.1, each Issuer shall, and the Trustee is authorized to, cause all Collections due and to become due to be deposited in the following manner:

(i)  all payments of Weekly Fleet Owner Payments, Monthly Fleet Owner Payments, Monthly Advances and any other payments under the SPV Fleet Owner Agreement shall be paid directly by the Fleet Manager to the Trustee for deposit into the Box Truck Collection Account;

(ii)  all Disposition Proceeds shall be deposited directly into the Box Truck Collection Account or shall be deposited into the Box Truck Collection Account within two (2) Business Days of receipt by the Fleet Manager; and

(iii)  all other Collections from any other source shall be either paid directly into the Box Truck Collection Account at such times as such amounts are due or deposited by the Fleet Manager into the Box Truck Collection Account within two (2) Business Days of receipt by the Fleet Manager.

All monies, instruments, cash and other proceeds received by the Trustee pursuant to this 2007-1 Base Indenture shall be immediately deposited in the Box Truck Collection Account and shall be applied as provided in the applicable Series Supplement.

(b)  Fleet Manager Withdrawal. On the Business Day preceding any Monthly Fleet Owner Payment Date, the Administrator may direct the Trustee in writing (with a copy to any Financial Insurance Provider) pursuant to the Administration Agreement to, and the Trustee shall, withdraw from the Box Truck Collection Account and pay to the Fleet Manager on such Monthly Fleet Owner Payment Date any amount up to the Monthly Fleet Manager Excess Amount, if any, for such Monthly Fleet Owner Payment Date (any such payment, a “Fleet Manager Withdrawal”).

Section 5.3.   Determination of Monthly Interest. Monthly payments of interest on each Series of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Series Supplement.

Section 5.4.   Determination of Monthly Principal. Monthly payments of principal of each Series of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Series Supplement. However, all principal of or interest on any Series of Notes shall be due and payable no later than the Legal Final Maturity Date with respect to such Series.

Section 5.5.   Misdirected Collections. Each Issuer agrees that if any Collections are received by such Issuer in an account other than the Box Truck Collection Account or in any other manner, such monies, instruments, cash and other proceeds shall be, within one (1) Business Day of the identification of such payment, paid over to, the Trustee, with any necessary endorsement.

[THE REMAINDER OF ARTICLE 5 IS RESERVED AND MAY BE SPECIFIED IN ANY SUPPLEMENT WITH RESPECT TO ANY SERIES.]

ARTICLE 6.

DISTRIBUTIONS

Section 6.1.   Distributions in General. (a) Unless otherwise specified in the applicable Series Supplement, on each Payment Date, the Paying Agent shall pay to the Noteholders of record on the preceding Record Date the amounts payable thereto hereunder by check mailed first-class postage prepaid to such Noteholder at the address for such Noteholder appearing in the Note Register except that with respect to Notes registered in the name of a Clearing Agency or a Foreign Clearing Agency or its nominee, such amounts shall be payable by wire transfer of immediately available funds released by the Paying Agent from the applicable Series Account no later than Noon (New York City time) on the Payment Date for credit to the account designated by such Clearing Agency or Foreign Clearing Agency or its nominee, as applicable; provided, however, that, the final principal payment due on a Note shall only be paid to the Noteholder on due presentment of such Note for cancellation in accordance with the provisions of the Note.

(b)  Unless otherwise specified in the applicable Series Supplement, (i) all distributions to Noteholders of all Classes within a Series of Notes will have the same priority and (ii) in the event that on any date of determination the amount available to make payments to the Noteholders is not sufficient to pay all sums required to be paid to such Noteholders on such date, then each Class of Noteholders will receive its ratable share (based upon the aggregate amount due to such Class of Noteholders) of the aggregate amount available to be distributed in respect of the Notes.

ARTICLE 7.

REPRESENTATIONS AND WARRANTIES

Each Issuer hereby represents and warrants, for the benefit of the Trustee and the Secured Parties, as follows as of each Closing Date and as of each Subsequent Funding Date:

Section 7.1.   Existence and Power. Such Issuer (a) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Nevada, (b) is duly qualified to do business as a foreign limited liability company and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations under the Related Documents make such qualification necessary, and (c) has all limited liability company powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by this 2007-1 Base Indenture and the other Related Documents, except, in the case of clause (b), for such failures to be so qualified as could not reasonably be expected to result in a Material Adverse Effect.

Section 7.2.   Limited Liability Company and Governmental Authorization. The execution, delivery and performance by such Issuer of this 2007-1 Base Indenture, the related Series Supplement and each other Related Document to which it is a party (a) is within such Issuer’s limited liability company powers, (b) has been duly authorized by all necessary limited liability company action, (c) requires no action by or in respect of, or filing with, any Governmental Authority which has not been obtained and (d) does not contravene, or constitute a default under, any Requirement of Law with respect to such Issuer or Contractual Obligation with respect to such Issuer or result in the creation or imposition of any Lien on any property of such Issuer, except for Permitted Liens. This 2007-1 Base Indenture and each of the other Related Documents to which such Issuer is a party has been executed and delivered by a duly Authorized Officer of such Issuer.

Section 7.3.   Binding Effect. This 2007-1 Base Indenture and each other Related Document to which such Issuer is a party is a legal, valid and binding obligation of such Issuer enforceable against such Issuer in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing or, solely in the case of any Related Document providing for indemnification for violations of federal securities laws, public policy considerations).

Section 7.4.   Financial Information; Financial Condition. All reports, certificates, information or other materials which have been or shall hereafter be furnished by such Issuer to the Trustee, any Financial Insurance Provider and the Rating Agencies pursuant to Section 4.1 do and will, to the extent applicable, present fairly the financial condition of the entities involved as of the dates thereof and the results of their operations for the periods covered thereby.

Section 7.5.   Litigation. There is no action, suit or proceeding pending against or, to the knowledge of such Issuer, threatened against or affecting such Issuer before any court or arbitrator or any Governmental Authority that could materially adversely affect the financial position, results of operations, business, properties, performance, prospects or condition (financial or otherwise) of such Issuer or which could reasonably be expected to result in a Material Adverse Effect.

Section 7.6.   No ERISA Plan. Such Issuer has not established and does not maintain or contribute to any Pension Plan and will not do so as long as any Notes are Outstanding.

Section 7.7.   Tax Filings and Expenses. Such Issuer has filed all federal, state and local tax returns and all other tax returns which, to the knowledge of such Issuer, are required to be filed by it (whether informational returns or not), and has paid all taxes due, if any, pursuant to said returns or pursuant to any assessment received by such Issuer, except such taxes, if any, as are being contested in good faith and for which adequate reserves have been set aside on its books and are being maintained in accordance with GAAP. Such Issuer has not received in writing any proposed tax assessment. Such Issuer has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign limited liability company authorized to do business in each state in which it is required to so qualify, except where the failure to pay any such fees and expenses is not reasonably likely to have a Material Adverse Effect.

Section 7.8.   Disclosure. All certificates, reports, statements, documents and other information furnished to the Trustee or any Financial Insurance Provider by or on behalf of such Issuer pursuant to any provision of this 2007-1 Base Indenture or any Related Document, or in connection with or pursuant to any amendment or modification of, or waiver under, this 2007-1 Base Indenture or any Related Document, were, at the time the same were so furnished, complete and correct to the extent necessary to give the Trustee or such Financial Insurance Provider (when taken together with all other information furnished to the Trustee prior thereto or contemporaneously therewith by or on behalf of such Issuer) true and accurate knowledge of the subject matter thereof in all material respects, and the furnishing of the same to the Trustee or such Financial Insurance Provider shall constitute a representation and warranty by such Issuer made on the date the same are furnished to the Trustee or such Financial Insurance Provider to the effect specified in this Section 7.8.

Section 7.9.   Investment Company Act; Securities Act. Such Issuer is not, and is not controlled by, an “investment company” within the meaning of, and is not required to register as an “investment company” under, the Investment Company Act.

Section 7.10.   Regulations T, U and X. The proceeds of the Notes will not be used to purchase or carry any “margin stock” (as defined or used in the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof). Such Issuer is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock.

Section 7.11.   No Consent. No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery by such Issuer of this 2007-1 Base

Indenture or any Series Supplement or other Related Document to which it is a party, or for the performance of the obligations of such Issuer hereunder or thereunder other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been obtained by such Issuer prior to the Closing Date or as contemplated in Section 7.14.

Section 7.12.   Solvency. Both before and after giving effect to the transactions contemplated by this 2007-1 Base Indenture and the other Related Documents, such Issuer is solvent within the meaning of the Bankruptcy Code and such Issuer is not the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law and no Event of Bankruptcy has occurred with respect to such Issuer.

Section 7.13.   Ownership of Membership Interests. All of the issued and outstanding membership interests of such Issuer are owned by (i) RTAC, in the case of USF, or (ii) USF, in the case of each other Issuer, in each case all of which membership interests have been validly issued, are fully paid and non-assessable and are owned beneficially and of record by (x) RTAC, in the case of USF, or (y) USF, in the case of each other Issuer and, in each case, are owned free and clear of all Liens (other than Permitted Liens). USF has no subsidiaries other than (i) the Box Truck SPVs and (ii) any Permitted Note Issuance SPVs.

Section 7.14.   Security Interests. (a) Such Issuer owns and has good and marketable title to the USF Collateral, in the case of USF, or the Box Truck SPV Collateral pledged by such Issuer, in the case of each other Issuer, in all cases, (x) as of the Effective Date, free and clear of all Liens other than the Liens created pursuant to the Indenture, and (y) as of any other date thereafter, free and clear of all Liens other than Permitted Liens. Such Issuer’s rights under the Collateral Agreements to which it is a party constitute general intangibles or accounts under the applicable UCC. The Box Truck SPV Membership Interests constitute general intangibles under the applicable UCC. This 2007-1 Base Indenture constitutes a valid and continuing Lien on the Collateral in favor of the Trustee on behalf of the Secured Parties, which Lien on the Collateral has been perfected and is prior to all other Liens (other than Permitted Liens) and is enforceable as such as against creditors of and purchasers from the Issuers in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. Such Issuer has received all consents and approvals required by the terms of the Collateral to the pledge of the Collateral to the Trustee.

(b)  Other than the security interest granted to the Trustee hereunder, such Issuer has not pledged, assigned, sold or granted a security interest in the Collateral. As of the In-Service Date with respect to any Box Truck, all action necessary to protect and perfect the Trustee’s security interest therein will have been duly and effectively taken, including the actions described in Section 3.1(d). All other action necessary, including the filing of UCC-1 financing statements, to protect and perfect the Trustee’s security interest in all Collateral other than Box Trucks has been duly and effectively taken. No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing such Issuer as debtor covering all or any part of the Collateral is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by such Issuer in favor of the Trustee on behalf of the Secured Parties in connection with this 2007-1 Base Indenture, and such Issuer has not authorized any such filing.

(c)  All authorizations in the Indenture for the Trustee to endorse checks, instruments and securities and to file UCC financing statements, continuation statements, security agreements and other instruments with respect to the Collateral and to take such other actions with respect to the Collateral authorized by the Indenture are powers coupled with an interest and are irrevocable for so long as the Indenture has not been terminated in accordance with its terms.

(d)  Such Issuer’s legal name is U-Haul S Fleet, LLC, in the case of USF, 2007 TM-1, LLC, in the case of TM Truck SPV, 2007 DC-1, LLC, in the case of DC Truck SPV, or 2007 EL-1, LLC, in the case of EL Truck SPV, and in each case its location within the meaning of Section 9-307 of the applicable UCC is the State of Nevada.

Section 7.15.   Binding Effect of Collateral Agreements. Each of the Collateral Agreements to which such Issuer is a party is in full force and effect and there are no (x) outstanding Enforcement Events, Termination Events, Potential Enforcement Events or Potential Termination Events under the SPV Fleet Owner Agreement, (y) outstanding Administrator Defaults under the Administration Agreement or (z) defaults by the Nominee Titleholder of any of its obligations or covenants under the Nominee Titleholder Agreement.

Section 7.16.   Non-Existence of Other Agreements. (a) Other than as permitted by Section 8.21, Section 8.23 and Section 8.31, (i) such Issuer is not a party to any contract or agreement of any kind or nature and (ii) such Issuer is not subject to any obligations or liabilities of any kind or nature in favor of any third party, including Contingent Obligations.

(b)  Such Issuer has not engaged in any activities since its formation other than (x) those incidental to its formation, the authorization and the issuance of the initial Series of Notes and the execution of the Related Documents to which it is a party, (y) solely in the case of USF, those incidental to the formation of any Permitted Note Issuance SPV, the authorization and issuance of any Permitted Notes and the execution of any Permitted Note Issuance Related Documents to which it is a party and (z) the performance of the activities referred to in or contemplated by such agreements.

Section 7.17.   Compliance with Contractual Obligations and Laws. Such Issuer is not (i) in violation of the USF Limited Liability Agreement, in the case of USF, or its Box Truck SPV Limited Liability Company Agreement, in the case of each other Issuer, (ii) in violation of any Requirement of Law with respect to such Issuer or (iii) in violation of any Contractual Obligation with respect to such Issuer.

Section 7.18.   Eligible Box Trucks. Each Box Truck owned by such Issuer was, on the date of acquisition thereof by such Issuer, an Eligible Box Truck.

Section 7.19.   SPV Fleet Owner Agreement. Each Box Truck owned by such Issuer is, and since the later of (x) the Effective Date and (y) the date of the acquisition of such Box Truck by such Issuer has been, subject to the SPV Fleet Owner Agreement.

Section 7.20.   No Employees. Such Issuer has no employees.

Section 7.21.   Environmental Matters. Except as could not reasonably be expected to result in a Material Adverse Effect:

(a)  such Issuer: (i) is in compliance with all applicable Environmental Laws, (ii) holds all Environmental Permits (each of which is in full force and effect), if any, required for any of its current operations or for any property owned, leased, or otherwise operated by it and (iii) is in compliance with all of its Environmental Permits;

(b)  there is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which such Issuer, or to the knowledge of such Issuer will be, named as a party that is pending or, to the knowledge of such Issuer, threatened;

(c)  neither such Issuer nor any of its Affiliates (in the case of such Affiliates, solely with respect to assets of such Issuer) has not received any written request for information, or been notified in writing that it is a potentially responsible party under or relating to the Federal Comprehensive Environmental Response, Compensation and Liability Act or any similar Environmental Law;

(d)  neither such Issuer nor any of its Affiliates (in the case of such Affiliates, solely with respect to assets of such Issuer) has not entered into or agreed to any consent decree, order, or settlement or other agreement, and is not subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum for dispute resolution, in each case, that would be expected to result in ongoing obligations or costs relating to compliance with or liability under any Environmental Law; and

(e)  neither such Issuer nor any of its Affiliates (in the case of such Affiliates, solely with respect to assets of such Issuer) has not assumed or retained, by contract or conduct, any liabilities of any kind, fixed or contingent, known or unknown, under any Environmental Law.

Section 7.22.   Other Representations. All representations and warranties of such Issuer made in each Related Document to which it is a party are true and correct and are repeated herein as though fully set forth herein.

ARTICLE 8.

COVENANTS

Section 8.1.   Payment of Notes. The Issuers shall pay the principal of and interest (and prepayment premium, if any) on the Notes when due pursuant to the provisions of this 2007-1 Base Indenture and any applicable Series Supplement. Principal and interest shall be considered paid on the date due if the Paying Agent holds on that date money designated for and sufficient to pay all principal and interest then due.

Section 8.2.   Maintenance of Office or Agency. The Issuers will maintain, or cause to be maintained, an office or agency (which may be an office of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or exchange, where notices and demands to or upon the Issuers in respect of the Notes and the Indenture may be served, and where, at any time when the Issuers are obligated to make a payment of principal of and prepayment premium upon the Notes, the Notes may be surrendered for payment. The Issuers will give, or cause to be given, prompt written notice to the Trustee and any Financial Insurance Provider of the location, and any change in the location, of such office or agency. If at any time the Issuers shall fail to maintain, or fail to cause to be maintained, any such required office or agency or shall fail to furnish, or cause to be furnished, to the Trustee and any Financial Insurance Provider the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

The Issuers may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Issuers will give, or cause to be given, prompt written notice to the Trustee and any Financial Insurance Provider of any such designation or rescission and of any change in the location of any such other office or agency.

The Issuers hereby designate the Corporate Trust Office as one such office or agency of the Issuers.

Section 8.3.   Payment of Obligations. Each Issuer shall pay and discharge, at or before maturity, all of its respective material obligations and liabilities, including tax liabilities and other governmental claims, except where the same may be contested in good faith by appropriate proceedings (provided that there is no resultant risk of any Lien (other than a Permitted Lien) or forfeiture of any Collateral), and shall maintain, in accordance with GAAP applied on a consistent basis, reserves as appropriate for the accrual of any of the same.

Section 8.4.   Maintenance of Existence. Each Issuer shall maintain its existence as a limited liability company validly existing, and in good standing under the laws of the State of Nevada and duly qualified as a foreign limited liability company licensed under the laws of each state in which the failure to so qualify would be reasonably likely to result in a Material Adverse Effect.

Section 8.5.   Compliance with Requirements of Law and Contractual Obligations. Each Issuer shall comply in all respects with (i) all Requirements of Law with respect to such Issuer and all applicable laws, ordinances, rules, regulations, and requirements of Governmental Authorities (including ERISA and the rules and regulations thereunder) and (ii) all Contractual Obligations with respect to such Issuer, except, in the case of clause (i), where the necessity of compliance therewith is contested in good faith by appropriate proceedings and where such noncompliance would not materially and adversely affect the condition, financial or otherwise, operations, performance, properties or prospects of such Issuer or its ability to carry out the transactions contemplated in this 2007-1 Base Indenture and each other Related Document; provided, however, such noncompliance will not result in a Lien (other than a Permitted Lien) on, or risk of forfeiture of, any of the Collateral.

Section 8.6.   Inspection of Property, Books and Records. Each Issuer shall keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions, business and activities; and shall permit the Trustee and any Financial Insurance Provider (or any agent thereof) to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors, employees and independent public accountants, all at such reasonable times upon reasonable notice and as often as may reasonably be requested.

Section 8.7.   Compliance with Collateral Agreements. Each Issuer shall comply with all of its obligations under the Collateral Agreements to which it is a party. No Issuer will take any action which would permit the Fleet Manager or any other Person to have the right to refuse to perform any of its respective obligations under any of the Collateral Agreements or any other instrument or agreement included in the Collateral or that, other than in accordance with the terms of the Indenture and the other Collateral Agreements, would result in the amendment, waiver, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any Collateral Agreement.

(a)  Each Issuer agrees that it shall not, without the prior written consent of the Trustee acting at the direction of the Controlling Party, exercise any right, remedy, power or privilege available to it with respect to any obligor under a Collateral Agreement or under any instrument or agreement included in the Collateral, take any action to compel or secure performance or observance by any such obligor of its obligations to such Issuer or give any consent, request, notice, direction, approval, extension or waiver with respect to any such obligor.

(b) Upon the occurrence of a Termination Event under the SPV Fleet Owner Agreement, no Issuer shall, without the prior written consent of the Trustee acting at the direction of the Controlling Party, terminate the SPV Fleet Owner Agreement, and the Issuers shall terminate the SPV Fleet Owner Agreement if and when so directed by the Trustee acting at the direction of the Controlling Party.

Section 8.8.   Notice of Defaults. (a) Each Issuer shall, promptly upon becoming aware of any Default, Event of Default, Potential Rapid Amortization Event, Rapid Amortization Event, Potential Enforcement Event, Enforcement Event, Potential Termination Event, Termination Event, Potential Administrator Default, Administrator Default or default by the Nominee Titleholder of any of its obligations or covenants under the Nominee Titleholder Agreement or the existence of a Targeted Note Balance Shortfall, give, or cause to be given, to the Trustee, each Enhancement Provider and the Rating Agencies notice thereof, together with a certificate of the President, Vice President or principal financial officer of such Issuer setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by such Issuer.

(b)  Each Issuer shall, promptly upon becoming aware of any default under any Related Document, give, or cause to be given, to the Trustee, each Enhancement Provider and the Rating Agencies written notice thereof.

Section 8.9.   Notice of Material Proceedings. Each Issuer shall, promptly upon becoming aware thereof, give, or cause to be given, to the Trustee, any Financial Insurance Provider and the Rating Agencies written notice of the commencement or existence of (i) any litigation, arbitration or administrative proceedings against such Issuer or any property of such Issuer included in the Collateral and (ii) any proceeding by or before any Governmental Authority against or affecting such Issuer, in each case, which is reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), results of operations, properties or performance of such Issuer or the ability of such Issuer to perform its obligations under the Indenture or under any other Related Document to which it is a party. In the event that any such litigation, arbitration or proceeding shall have been commenced, such Issuer shall keep the Trustee and the any Financial Insurance Provider informed on a regular basis as reasonably requested by the Trustee and such Financial Insurance Provider regarding such litigation, arbitration or proceeding. The Trustee and such Financial Insurance Provider shall be entitled, but not obligated, to consult with such Issuer and any of their Affiliates with respect to, and participate in the defense or resolution of, any such litigation, arbitration or proceeding.

Section 8.10.   Further Requests. Each Issuer shall promptly furnish, or cause to be furnished, to the Trustee, each Enhancement Provider and the Rating Agencies such other information as, and in such form as, the Trustee or such Enhancement Provider or the Rating Agencies may reasonably request in connection with the transactions contemplated hereby or by another Related Document.

Section 8.11.   Further Assurances. (a) Each Issuer shall do, or cause to be done, such further acts and things, and execute and deliver to the Trustee such additional assignments, agreements, powers and instruments, as are necessary or desirable to maintain the security interest of the Trustee in the Collateral on behalf of the Secured Parties as a perfected security interest subject to no prior Liens (other than Permitted Liens), to carry into effect the purposes of the Indenture and the other Related Documents and to better assure and confirm unto the Trustee and the Secured Parties their rights, powers and remedies hereunder including the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the Liens granted hereby. If any Issuer fails to perform any of its agreements or obligations under this Section 8.11(a), the Trustee may perform such agreement or obligation, and the reasonable expenses of the Trustee incurred in connection therewith shall be payable by the Issuers upon the Trustee’s demand therefor; provided that, so long as a Financial Insurance Provider is the Controlling Party, the Trustee may only take such actions with the consent of, and shall take such actions at the direction of, the Controlling Party; provided further that if the Trustee refuses to or does not promptly perform any of its agreements or obligations under this Section 8.11(a), the Financial Insurance Provider, if any, may perform such agreement or obligation, and the reasonable expenses of such Financial Insurance Provider incurred in connection therewith shall be payable by the Issuers upon such Financial Insurance Provider’s demand therefor. Each Issuer hereby authorizes the Trustee and any Financial Insurance Provider to file, or cause to be filed, any such financing statement or continuation statement in order to perfect or maintain the Lien created by this 2007-1 Base Indenture in the Collateral. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held in trust and immediately pledged and physically delivered to the Trustee hereunder, and shall, subject to the rights of any Person in whose favor a prior

Lien has been perfected, be duly endorsed in a manner satisfactory to the Trustee and delivered to the Trustee promptly.

(b)  Each Box Truck SPV shall have delivered to the Trustee on or prior to the Effective Date and shall deliver on an ongoing basis, as applicable, an Officer’s Certificate certifying that it has caused or is causing the Trustee’s name to be noted as lienholder on the Certificate of Title for each Box Truck owned by such Box Truck SPV. Unless otherwise provided pursuant to the terms of the Administration Agreement, each Box Truck SPV shall cause the Administrator to hold the original Certificates of Title for each Box Truck owned by such Box Truck SPV as agent for such Box Truck SPV in trust for the benefit of the Trustee, on behalf of the Secured Parties, pursuant to the Administration Agreement.

(c)  Each Box Truck SPV, through the Nominee Titleholder in accordance with the terms of the Nominee Titleholder Agreement, shall maintain good and marketable title to each Box Truck owned by it.

(d)  If any Issuer shall obtain an interest in any commercial tort claim (as such term is defined in the New York UCC) such Issuer shall within ten (10) Business Days of becoming aware that it has obtained such an interest execute and deliver documentation reasonably acceptable to the Controlling Party granting a security interest to the Trustee in and to such commercial tort claim.

(e)  Each Issuer shall warrant and defend the Trustee’s right, title and interest in and to the Collateral and the income, distributions and Proceeds thereof, for the benefit of the Trustee on behalf of the Secured Parties, against the claims and demands of all Persons whomsoever.

(f)  On or before March 31 of each calendar year, commencing with March 31, 2008, the Issuers shall furnish to the Trustee and any Financial Insurance Provider an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this 2007-1 Base Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the perfection of the Lien created by this 2007-1 Base Indenture in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such Lien. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this 2007-1 Base Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the Lien of this 2007-1 Base Indenture in the Collateral until March 31 in the following calendar year.

Section 8.12.   Liens. No Issuer shall create, incur, assume or permit to exist any Lien upon any of the Issuer Assets (including the Collateral), other than (i) Liens in favor of the Trustee for the benefit of the Secured Parties and (ii) other Permitted Liens.

Section 8.13.   Other Indebtedness. No Box Truck SPV shall create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness or other liabilities other than (i) Indebtedness or other liabilities hereunder and (ii) Indebtedness or other liabilities permitted under any other Related Document. USF shall not create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness or other liabilities other than (x) Indebtedness or other liabilities hereunder, (y) Indebtedness or other liabilities under any Permitted Note Issuance Indenture and (iii) Indebtedness or other liabilities permitted under any other Related Document or any Permitted Note Issuance Related Document.

Section 8.14.   Mergers. No Issuer shall merge or consolidate with or into any other Person.

Section 8.15.   Sales of Collateral. No Issuer shall sell, lease, transfer, liquidate or otherwise dispose of any Collateral, except as expressly permitted (i) with respect to dispositions of Permitted Investments and any deposits in any Issuer Account, in accordance with Article 5 and the terms of the applicable Series Supplement, (ii) with respect to dispositions of Box Trucks, in accordance with Section IV of the SPV Fleet Owner Agreement, (iii) with respect to the assignment of any Collateral Agreement, in such Collateral Agreement and (iv) as otherwise expressly permitted pursuant to the applicable Series Supplement.

Section 8.16.   Acquisition of Assets. No Issuer shall acquire, by long-term or operating lease or otherwise, any property, except as expressly permitted (i) in accordance with Section 7 of the USF Limited Liability Company Agreement or the applicable Box Truck SPV Limited Liability Company Agreement, as the case may be, (ii) with respect to acquisitions of Permitted Investments, in accordance with Article 5 and the terms of the applicable Series Supplement, (iii) with respect to acquisitions of Box Trucks, in accordance with the Box Truck Purchase Agreement and the applicable Series Supplement and (iv) in the case of USF, in accordance with any Permitted Note Issuance Related Documents.

Section 8.17.   Distributions. No Issuer shall declare or pay any distributions on any of its membership interests or make any purchase, redemption or other acquisition of, any of its membership interests; provided, however, that so long as no Event of Default or Rapid Amortization Event has occurred and is continuing or would result therefrom, each Issuer may declare and pay distributions on its membership interests in accordance with the applicable provisions of the Nevada Limited Liability Company Act and any other applicable laws of the State of Nevada, provided that no Issuer may distribute any amounts attributable to Collections unless such amounts were payable to such Issuer in accordance with the priority of payment provisions set forth in the applicable Series Supplement or otherwise released to such Issuer pursuant to the terms of the Indenture.

Section 8.18.   Name; Principal Office. No Issuer shall either change its location (within the meaning of Section 9-307 of the New York UCC) or its name without thirty (30) days’ prior written notice to the Trustee and any Financial Insurance Provider. In the event that any Issuer desires to so change its location or change its name, such Issuer shall make any required filings and prior to actually changing its location or its name such Issuer will deliver, or cause to be delivered, to the Trustee and each Enhancement Provider (i) an Officer’s Certificate and an Opinion of Counsel confirming that all required filings have been made to continue the perfected interest of the Trustee on behalf of the Secured Parties in the Collateral in respect of the new location or new name of such Issuer and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made.

Section 8.19.   Organizational Documents. No Issuer shall amend its operating agreement unless, prior to such amendment, (i) so long as a Financial Insurance Provider is the Controlling Party, the Controlling Party shall have consented to such amendment and (ii) each Rating Agency shall have confirmed that after such amendment the Rating Agency Condition will be met; provided that with respect to any amendment to any provision other than Sections 7, 9(j) and 10 of such operating agreement, if such amendment is to cure any mistake, ambiguity defect or inconsistency or to correct any provision therein, (x) the failure of any Financial Insurance Provider to respond to such Issuer’s written request for consent to such amendment, which request refers to this Section 8.19 and includes the text of this clause (x) therein in its entirety, within fifteen (15) Business Days of actual receipt thereof by an Authorized Officer of such Financial Insurance Provider will constitute such Controlling Party’s consent to such amendment and (y) no confirmation of the Rating Agency Condition will be required.

Section 8.20.   Investments. No Box Truck SPV shall make, incur, or suffer to exist any loan, advance, extension of credit or other investment in any Person other than with respect to Permitted Investments. USF shall not make, incur, or suffer to exist any loan, advance, extension of credit or other investment in any Person other than (i) with respect to Permitted Investments, (ii) the Box Truck SPV Membership Interests and any membership interests in any Permitted Note Issuance SPV and (iii) in accordance with any Permitted Note Issuance Indenture.

Section 8.21.   No Other Agreements. No Issuer shall (i) enter into or be a party to any agreement or instrument other than any Related Document or any documents related to any Enhancement or documents and agreements incidental thereto or entered into as contemplated in Section 8.23 or Section 8.31, or, in the case of USF, any Permitted Note Issuance Related Document, or (ii) except as provided for in Sections 13.1 or 13.2, amend, modify or waive any provision of any Related Document to which it is a party.

Section 8.22.   Other Business. No Issuer shall engage in any business or enterprise or enter into any transaction other than (i) the transactions contemplated by the Related Documents, (ii) in the case of USF, the transactions contemplated by any Permitted Note Issuance Related Documents, (iii) the incurrence and payment of ordinary course operating expenses and (iv) other activities related to or incidental to any of the foregoing (including transactions contemplated in Sections 8.21 and 8.23).

Section 8.23.   Maintenance of Separate Existence. Each Issuer shall do all things necessary to continue to be readily distinguishable from the Fleet Manager, the Administrator, each Rental Company and the Affiliates of the foregoing (other than any Issuer or any Permitted Note Issuance SPV) and maintain its limited liability company existence separate and apart from that of the Fleet Manager, the Administrator, each Rental Company and Affiliates of the foregoing including:

(i)  practicing and adhering to advisable, appropriate and customary organizational formalities, such as maintaining appropriate books and records;

(ii)  observing all organizational formalities in connection with all dealings between itself and the Fleet Manager, the Administrator, each Rental Company, the Affiliates of the foregoing or any other unaffiliated entity;

(iii)  observing all procedures required by its articles of organization, its operating agreement and the laws of the State of Nevada;

(iv)  acting solely in its name and through its duly authorized officers or agents in the conduct of its businesses;

(v)  managing its business and affairs by or under the direction of its Managers;

(vi)  ensuring that its Managers duly authorize all of its actions to the extent required by its operating agreement;

(vii)  ensuring the receipt of proper authorization, when necessary, from its Members for its actions;

(viii)  maintaining at least one Manager who is an Independent Manager;

(ix)  except as expressly provided by the Related Documents or any Permitted Note Issuance Related Documents in respect of any other Issuer or any Permitted Note Issuance SPV, not (A) having or incurring any Indebtedness to the Fleet Manager, the Administrator, any Rental Company or any Affiliate of the foregoing; (B) guaranteeing or otherwise becoming liable for any obligations of the Fleet Manager, the Administrator, any Rental Company or any Affiliates of the foregoing; (C) having obligations guaranteed by the Fleet Manager, the Administrator, any Rental Company or any Affiliates of the foregoing; (D) holding itself out as responsible for debts of the Fleet Manager, the Administrator, any Rental Company or any Affiliates of the foregoing or for decisions or actions with respect to the affairs of the Fleet Manager, the Administrator, any Rental Company or any Affiliates of the foregoing; (E) failing to correct any known misrepresentation with respect to the statement in subsection (C); (F) operating or purporting to operate as an integrated, single economic unit with respect to the Fleet Manager, the Administrator, any Rental Company, the Affiliates of the foregoing or any other unaffiliated entity; (G) seeking to obtain credit or incur any obligation to any third party based upon the assets of the Fleet Manager, the Administrator, any Rental Company, the Affiliates of the foregoing or any other unaffiliated entity; and (H) inducing any such third party to reasonably rely on the creditworthiness of the Fleet Manager, the Administrator, any Rental Company, the Affiliates of the foregoing or any other unaffiliated entity;

(x)  (A) other than as provided in the Indenture and the Account Control Agreements or, in the case of USF, any Permitted Note Issuance Related Documents, maintaining its deposit and other bank accounts and securities accounts and (B) except as expressly provided in the Related Documents or, in the case of USF, any Permitted Note Issuance Related Documents, maintaining all of its assets separate from those of any other Person;

(xi)  maintaining its financial records separate and apart from those of any other Person; provided, however, that with respect to each Issuer for the purposes of this clause (xi), the consolidated and consolidating financial statements of USF and its subsidiaries shall be considered as separate and apart from those of any other Person;

(xii)  disclosing in its annual financial statements the effects of the transactions contemplated by the Related Documents and, in the case of USF, any Permitted Note Issuance Related Documents;

(xiii)  setting forth clearly in its financial statements its separate assets and liabilities and the fact that the Box Trucks are owned by the applicable Box Truck SPVs;

(xiv)  not suggesting in any way, within its financial statements, that its assets are available to pay the claims of creditors of the Fleet Manager, the Administrator, any Rental Company, the Affiliates of the foregoing (other than any other Issuer or any Permitted Note Issuance SPV) or any other affiliated or unaffiliated entity;

(xv)  compensating all its consultants and agents for services provided to it by such Persons out of its own funds;

(xvi)  to the extent that it requires an office to conduct its business, conducting its business from an office at a separate address from that of the Fleet Manager, the Administrator, any Rental Company or any Affiliates of the foregoing (other than any other Issuer, any Permitted Note Issuance SPV or the Nominee Titleholder); provided that segregated offices in the same building shall constitute separate addresses for the purposes of this clause (xvi); provided further that, to the extent that any Issuer, any Permitted Note Issuance SPV or the Nominee Titleholder has offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such costs;

(xvii)  having separate stationery from the Fleet Manager, the Administrator, any Rental Company, the Affiliates of the foregoing or any other unaffiliated entity (other than any other Issuer, any Permitted Note Issuance SPV or the Nominee Titleholder);

(xviii)  accounting for and managing all of its liabilities separately from those of the Fleet Manager, the Administrator, any Rental Company or any Affiliates of the foregoing;

(xix)  allocating, on an arm’s-length basis, all shared corporate operating services, leases and expenses, including those associated with the services of shared consultants and agents and shared computer and other office equipment and software, and otherwise maintaining an arm’s-length relationship with the Fleet Manager, the Administrator, any Rental Company, the Affiliates of the foregoing or any other unaffiliated entity, including in connection with the calculation and allocation of any Operating Expenses and the purchase of any Boxes or Other Modifications;

(xx)  refraining from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving any other Issuer, any Permitted Note Issuance SPV, the Nominee Titleholder, the Fleet Manager, the Administrator or any Rental Company to substantively consolidate any other Issuer, any Permitted Note Issuance SPV or the Nominee Titleholder with the Fleet Manager, the Administrator, any Rental Company or any Affiliate thereof;

(xxi)  remaining solvent and assuring adequate capitalization for the business in which it is engaged; and

(xxii)  conducting all of its business (whether written or oral) solely in its own name so as not to mislead others as to the separate identity of the Fleet Manager, the Administrator, each Rental Company and the Affiliates of the foregoing.

Each Issuer acknowledges its receipt of a copy of those certain opinion letters issued by Paul, Weiss, Rifkind, Wharton & Garrison LLP dated the Effective Date, addressing the issues of substantive consolidation as they may relate to the Fleet Manager, the Administrator, each Rental Company and each Affiliate of the Fleet Manager (other than the Issuers, any Permitted Note Issuance SPV or the Nominee Titleholder) on the one hand and each Issuer, any Permitted Note Issuance SPV and the Nominee Titleholder on the other hand. Each Issuer hereby agrees to maintain in place all policies and procedures and take and continue to take all action, described in the factual assumptions set forth in such opinion letter and relating to it. On or before March 31, of each calendar year, commencing with March 31, 2008, the Issuers will provide to the Rating Agencies, each Enhancement Provider and the Trustee an Officer’s Certificate of each Issuer certifying that it is in compliance with its obligations under this Section 8.23.

Section 8.24.   Use of Proceeds of Notes. The Issuers shall use the proceeds of Notes to repay Notes, in accordance with the Indenture, to finance the acquisition of Box Trucks or as otherwise provided in any Series Supplement.

Section 8.25.   No ERISA Plan. No Issuer shall establish or maintain or contribute to any Pension Plan.

Section 8.26.   No Employees. No Issuer shall have any employees.

Section 8.27.   Environmental. Each Issuer shall comply in all material respects with all applicable Environmental Laws, and shall obtain all material licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws in connection with the ownership and operation of its assets (the “Environmental Permits”).

Section 8.28.   SPV Fleet Owner Agreement. Each Box Truck SPV agrees that each Box Truck owned by it shall at all times after the Effective Date be subject to the SPV Fleet Owner Agreement.

Section 8.29.   Maintenance of the Box Trucks. Each Box Truck SPV shall cause the Fleet Manager to maintain all of the Box Trucks owned by such Box Truck SPV in accordance with the Management Standard, except to the extent that any such failure to comply with such requirements does not, in the aggregate, materially adversely affect the interests of the Trustee and the Secured Parties under the Indenture or the likelihood of repayment of any Issuer Obligations. From time to time each Box Truck SPV shall make or cause to be made all appropriate repairs, renewals, and replacements with respect to the Box Trucks owned by it.

Section 8.30.   Entrance into a Permitted Note Issuance Indenture. USF shall not enter into a Permitted Note Issuance Indenture or any other Permitted Note Issuance Related Document in connection with any Permitted Note Issuance unless:

(i)  such Permitted Note Issuance Indenture contains provisions substantially the same as Sections 14.18 and 14.19, and the Permitted Notes issued in such Permitted Note Issuance are non-recourse to USF except to the extent of Other Assets;

(ii)  each Permitted Note Issuance Related Document to which USF is a party contains a non-petition provision substantially the same as Section 14.17, prohibiting each other party thereto (other than any Permitted Note Issuance SPV) from instituting, or joining with any other Person in instituting, against USF any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings for one year and one day after the payment in full of all obligations of USF in connection with such Permitted Note Issuance;

(iii)  on or prior to the date of such Permitted Note Issuance, each Permitted Note Issuance SPV party to the Permitted Note Issuance Indenture shall have entered into a Permitted Note Issuance SPV Limited Guarantee; and

(iv)  if there is a Financial Insurance Provider with respect to any Series of Notes Outstanding, such Financial Insurance Provider shall have consented in writing to such Permitted Note Issuance.

Section 8.31.   Box Truck SPV Permitted Note Limited Guarantees. Upon the execution by USF of any Permitted Note Issuance Indenture, each Box Truck SPV shall enter into an unsecured limited guarantee (each a “Box Truck SPV Permitted Note Limited Guarantee”), substantially in the form of Exhibit B, in favor of the Permitted Note Issuance Trustee party to such Permitted Note Issuance Indenture, pursuant to which such Box Truck SPV will guarantee (solely to the extent that it has funds available to it through the application of Collections made in accordance with the priority of payment provisions set forth in the applicable Series Supplement) the payment by USF of its obligations under such Permitted Note Issuance Indenture and any Permitted Notes issued thereunder.

ARTICLE 9.

EVENTS OF DEFAULT

Section 9.1.   Events of Default. The occurrence of any of the following events shall constitute an “Event of Default”:

(a) the Issuers default in the payment of any interest or prepayment premium payable on any Note or the insurance premium payable to any Financial Insurance Provider in respect of any Financial Insurance Policy with respect to the Notes when the same becomes due and payable and such default continues for a period of three (3) Business Days;

(b) the Issuers default in the payment of any remaining principal of any Note on the earlier of (i) the Payment Date that is six (6) months prior to the Legal Final Maturity Date thereof and (ii) the February 2018 Payment Date;

(c) the Trustee for any reason ceases to have a valid and perfected first-priority security interest in the Collateral or any Issuer, UHI, the Nominee Titleholder or any Affiliate of any of them shall assert that the Trustee has ceased to have a perfected first-priority security interest in the Collateral;

(d) (i) any Issuer defaults in the observance or performance of any covenant or agreement of such Issuer pursuant to Section 8.4, 8.14 or 8.19 which default has a Material Adverse Effect; or (ii) any Issuer or the Nominee Titleholder defaults in the observance or performance of any other covenant or agreement of such Issuer or the Nominee Titleholder made in the Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with) or any other Related Document which default has a Material Adverse Effect, and which default shall continue and not be cured for (x) in the case of a default under Section 8.8 or 8.15, a period of five (5) Business Days, (y) in the case of a default under Section 8.22 or 8.23, a period of fifteen (15) days, and (z) in the case of any other default, a period of thirty (30) days after the earlier of the date on which (1) any Issuer or the Nominee Titleholder, as applicable, obtains knowledge thereof or (2) there shall have been given, by registered or certified mail, to the Issuers or the Nominee Titleholder, as applicable, by the Trustee or the Controlling Party or to the Issuers and the Trustee by Noteholders holding Notes evidencing at least 25% of the Aggregate Note Balance, a written notice specifying such default and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder;

(e) any Issuer or the Nominee Titleholder breaches any representation or warranty of such Issuer or the Nominee Titleholder contained in the Indenture or any Related Document in any material respect which breach has a Material Adverse Effect and which breach shall continue and not be cured for a period of thirty (30) days after the earlier of the date on which (i) any Issuer obtains knowledge thereof or (ii) there shall have been given, by registered or certified mail, to the Issuers by the Trustee or the Controlling Party or to the Issuers and the Trustee by Noteholders holding Notes evidencing at least 25% of the Aggregate Note Balance, a written notice specifying such breach and requiring it to be cured and stating that such notice is a “Notice of Default” hereunder;

(f) any final and unappealable (or, if capable of appeal, such appeal is not being diligently pursued or enforcement thereof has not been stayed) judgment or order for the payment of money in excess of $100,000 which is not fully covered by insurance (or in respect of which the insurer has denied coverage, which denial is not being contested by any Issuer in good faith proceedings) is rendered against any Issuer and such judgment or order continues unsatisfied and unstayed for a period of thirty (30) days;

(g) any of the Related Documents or any material portion thereof shall not be in full force and effect, enforceable in accordance with its terms or any Issuer, the Nominee Titleholder, UHI or any Affiliate of any of them shall so assert in writing;

(h) a draw is made on the Financial Insurance Policy with respect to the Notes;

(i) the Securities and Exchange Commission or other regulatory body having jurisdiction reaches a final determination that any Issuer is an “investment company” or is under the “control” of an “investment company” under the Investment Company Act;

(j) any Issuer or the Nominee Titleholder is no longer an indirect wholly-owned subsidiary of UHI;

(k) the occurrence of a Termination Event;

(l) the occurrence of an Event of Bankruptcy with respect to any Issuer or the Nominee Titleholder;

(m) an Aggregate Asset Amount Deficiency occurs on any Determination Date and continues for a period of more than five (5) consecutive Business Days;

(n) (i) a reportable event (within the meaning of Section 4043 of ERISA), as to which the PBGC has not waived the 30-day notice period, occurs with respect to any Pension Plan, (ii) any “accumulated funding deficiency” within the meaning of Section 302 of ERISA, whether or not waived, shall exist with respect to any Pension Plan, (iii) any Issuer or any Commonly Controlled Entity makes a withdrawal from any Pension Plan or (iv) any lien in favor of the PBGC or a Pension Plan shall arise on the related Collateral; provided, that an event or condition described in subclause (i), (ii) or (iii) of this clause (o) shall not at any time constitute an Event of Default unless as a result of such event or condition any Issuer has a liability in respect of a Pension Plan or to the PBGC in an amount at least equal to $100,000; or

(o) AMERCO at any time no longer owns or controls, directly or indirectly, greater than 50% of the voting stock of UHI and the Controlling Party does not provide written consent to such change of control within thirty (30) days.

Section 9.2.   Acceleration of Maturity; Rescission and Annulment. If an Event of Default referred to in clause (l) of Section 9.1 with respect to any Issuer has occurred, the unpaid principal amount of the Outstanding Notes, together with interest accrued but unpaid thereon, and all other amounts due from the Issuers to the Noteholders or any other Secured Party under the Indenture, shall immediately and without further act become due and payable. If any other Event of Default has occurred, then the Trustee, solely if so directed by the Controlling Party, shall declare all of the Outstanding Notes to be immediately due and payable, by a notice in writing to the Issuers, and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration and all other amounts due from the Issuers to the Noteholders or any other Secured Party, shall become immediately due and payable.

At any time after such declaration of acceleration of maturity has been made with respect to the Notes and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article 9, the Controlling Party, by written notice to the Issuers and the Trustee, may rescind and annul such declaration and its consequences; provided, that, no such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 9.3.   Collection of Indebtedness and Suits for Enforcement by the Trustee. Each Issuer, jointly and severally, covenants that if (i) default is made in the payment of any interest or prepayment premium on any Note when the same becomes due and payable, and such default continues for a period of three (3) Business Days or (ii) default is made in the payment of the principal of any Note when the same becomes due and payable, by acceleration or at stated maturity, such Issuer will, upon demand of the Trustee, acting at the direction of the Controlling Party, pay to it, for the benefit of the Holders of such Notes and any Financial Insurance Provider, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest or prepayment premium, at the Note Rate borne by the Notes or any other applicable default rate, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, any Financial Insurance Provider and each of their agents and counsel.

In case the Issuers shall fail forthwith to pay such amounts upon such demand, the Trustee (solely if so directed by the Controlling Party), in its own name and as trustee of an express trust, shall institute a proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against any one or more of the Issuers or other obligor upon such Notes and collect in the manner provided by law out of the Collateral, wherever situated, the moneys adjudged or decreed to be payable.

If an Event of Default occurs and is continuing, the Trustee may, as more particularly provided in Section 9.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or any other Related Document or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by the Indenture, any other Related Document or by law; provided that if a Financial Insurance Provider is the Controlling Party, then the Trustee may only take such actions as consented to by the Controlling Party, and shall take such actions as directed by the Controlling Party.

In case there shall be pending, relative to any Issuer, any other obligor upon the Notes or any Person having or claiming an ownership interest in any Issuer Assets, proceedings under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of any Issuer or its property or such other obligor or such Person or the property of such other obligor or such Person, or in the case of any other comparable judicial proceedings relative to any Issuer, other obligor upon the Notes or such Person or to the creditors or property of any Issuer, such other obligor or such Person, the Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 9.3, shall be entitled and empowered, by intervention in such proceedings or otherwise:

(i)  to file and prove a claim or claims for the whole amount of principal, interest and prepayment premium owing and unpaid in respect of the Notes and any other Issuer Obligations and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence, bad faith or willful misconduct) and of any Financial Insurance Provider and the Noteholders allowed in such proceedings;

(ii)  unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

(iii)  to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders, of any Financial Insurance Provider and of the Trustee on their behalf; and

(iv)  to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, the Holders of the Notes or any Financial Insurance Provider allowed in any judicial proceedings relative to the Issuers, such other obligor upon the Notes, any Person claiming an ownership interest in the Issuer Assets, their respective creditors and their property;

provided that if a Financial Insurance Provider is the Controlling Party, then the Trustee may only take such actions as consented to by the Controlling Party and shall take such actions as directed by the Controlling Party. Any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder or any Financial Insurance Provider any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or any Financial Insurance Provider or to authorize the Trustee to vote in respect of the claim of any Noteholder or any Financial Insurance Provider in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

All rights of action and of asserting claims under the Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes and the other Secured Parties.

In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of the Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

Section 9.4.   Remedies; Priorities. If an Event of Default shall have occurred and be continuing and the Notes have been accelerated under Section 9.2, the Trustee may institute proceedings to enforce the obligations of the Issuers hereunder in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under the Indenture with respect thereto or any other Issuer Obligations, whether by declaration or otherwise, enforce any judgment obtained, and collect from any one or more of the Issuers and any other obligor upon such Notes moneys adjudged due. In addition, the Trustee (subject to Section 9.5) shall have the right to exercise the rights and remedies provided herein and those available to it under the Related Documents, including the right to do one or more of the following:

(i)  institute proceedings from time to time for the complete or partial foreclosure of the Indenture with respect to the Collateral;

(ii)  exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee, the Holders of the Notes and any other Secured Party;

(iii)  sell the Collateral or any portion thereof or rights or interests therein, at one or more public or private sales called and conducted in any manner permitted by law;

(iv)  transfer all or any part of the Collateral into the name of the Trustee or its nominee;

(v)  notify the parties obligated on any of the Collateral to make payment to the Trustee or its assignee of any amount due or to become due thereunder; and

(vi)  at its option and at the expense and for the account of the Issuers, at any time or from time to time, take all actions which the Trustee reasonably deems necessary to protect or preserve the Collateral and to realize upon the Collateral;

provided that the Trustee may not sell or otherwise liquidate the Collateral following an Event of Default, unless (A) the Controlling Party, if a Financial Insurance Provider is the Controlling Party, or otherwise the Holders of Notes representing 100% of the Aggregate Note Balance consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest or (C) (1) the Trustee or any Financial Insurance Provider with respect to the Notes determines that there is a reasonable likelihood that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable and (2) the Trustee obtains the consent of the Controlling Party. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Trustee may, but need not, obtain and rely upon an opinion of an investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

Any sale of the Collateral or any part thereof may, with prior notice to the Issuers, be made in one or more lots at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. The Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Issuers shall cooperate with the Trustee in all reasonable ways in order to assist the Trustee in the sale and other disposition of the Collateral.

If the Trustee collects any money or property pursuant to this Article 9, such money or property shall be held by the Trustee as additional collateral hereunder and the Trustee shall pay out such money or property in the following order:

FIRST: to the Trustee for amounts due under Section 11.5; and

SECOND: to the Box Truck Collection Account for distribution in accordance with the provisions of Article 5.

For so long as a Financial Insurance Provider is the Controlling Party, then the Trustee may only take such actions under this Section 9.4 as consented to by the Controlling Party, and shall take such actions under this Section 9.4 as directed by the Controlling Party.

Section 9.5.   Optional Preservation of the Collateral. If (a) there is a Financial Insurance Policy respect to the Notes, (b) a Surety Default shall have occurred and be continuing with respect to the Financial Insurance Provider that issued such Financial Insurance Policy, (c) the Notes have been declared to be due and payable under Section 9.2 following an Event of Default, (d) such declaration and its consequences have not been rescinded and annulled and (e)

the requisite Noteholders shall have directed the Trustee to dispose of the Collateral in accordance with Section 9.4, the Trustee may, but need not, elect to maintain possession of the Collateral. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Trustee shall take such desire into account when determining whether to maintain possession of the Collateral pursuant to this Section 9.5. In determining whether to maintain possession of the Collateral, the Trustee may, but need not, obtain and rely upon an opinion of an investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose. Nothing contained in this Section 9.5 shall be construed to require the Trustee to preserve the Collateral securing the Issuer Obligations if prohibited by applicable law or if the Trustee is authorized, directed or permitted to liquidate the Collateral pursuant to Section 9.4.

Section 9.6.   Limitation on Suits. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless:

(a)  such Holder has previously given written notice to the Trustee of a continuing Event of Default;

(b)  Holders holding Notes evidencing at least 25% of the Aggregate Note Balance (or, if applicable, at least 25% the Aggregate Note Balance of each Class of Notes) have made written request to the Trustee to institute such proceeding in respect of such Event of Default in its own name as the Trustee hereunder;

(c)  such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

(d)  the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

(e)  no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Required Noteholders; and

(f)  if there is a Financial Insurance Policy with respect to the Notes, a Surety Default with respect to the Financial Insurance Provider that issued such Financial Insurance Policy shall have occurred and be continuing;

it being understood and intended that no one or more Holders of the Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Holders of the Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under the Indenture, except in the manner herein provided.

In the event the Required Noteholders are the Controlling Party and the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than the Required Noteholders, the Trustee shall act at the direction of the group of Holders of Notes with the greatest amount of Notes; provided, however, that should the Trustee receive conflicting or inconsistent requests on indemnity from two or more groups of Holders holding an equal principal amount of Notes, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of the Indenture.

Section 9.7.   Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in the Indenture, the Holder of any Note (including any Financial Insurance Holder as subrogee thereof) shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in the Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 9.8.   Restoration of Rights and Remedies. If the Trustee or any Secured Party has instituted any Proceeding to enforce any right or remedy under the Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Secured Party, then and in every such case the Issuers, the Trustee and such Secured Parties shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and such Secured Parties shall continue as though no such Proceeding had been instituted.

Section 9.9.   Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to any Secured Party is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 9.10.   Delay or Omission Not a Waiver. No delay or omission of the Trustee, any Financial Insurance Provider or any Noteholder to exercise any right or remedy accruing upon any Default, Event of Default, Potential Rapid Amortization Event or Rapid Amortization Event shall impair any such right or remedy or constitute a waiver of any such Default, Event of Default, Potential Rapid Amortization Event or Rapid Amortization Event or an acquiescence therein. Every right and remedy given by this Article 9 or by law to the Trustee, any Financial Insurance Provider or the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

Section 9.11.   Control by the Controlling Party. Notwithstanding any other provision of the Indenture or any other Related Document to the contrary, the Controlling Party shall have the sole right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Notes or exercising any trust or power conferred on the Trustee; provided that

(a)  such direction shall not be in conflict with any rule of law or with the Indenture;

(b)  subject to the express terms of Section 9.4, any direction to the Trustee to sell or liquidate the Collateral shall be by the Controlling Party, if a Financial Insurance Provider is the Controlling Party, or otherwise the Holders of Notes representing not less than 100% of the Aggregate Note Balance;

(c)  if the conditions set forth in Section 9.5 have been satisfied and the Trustee elects to retain the Collateral pursuant to such Section, then direction to the Trustee by Holders of Notes representing 100% of the Aggregate Note Balance shall be required to sell or liquidate the Collateral;

(d)  the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; and

(e)  such direction shall be in writing;

provided further, that the Trustee need not take any action that it reasonably determines might involve it in liability (if it has reasonable grounds to believe that such liability will not be reimbursed or such liability is not covered by an indemnity or other reasonable security) or, so long as a Financial Insurance Provider is not the Controlling Party, might materially adversely affect the rights of any Noteholders not consenting to such action.

Section 9.12.   Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 9.2, the Controlling Party may, on behalf of all Holders, waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest or prepayment premium on any of the Notes (unless such payment shall have been made in full) or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuers, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto. The Issuers shall give prompt written notice of any waiver to the Rating Agencies.

Section 9.13.   Undertaking for Costs. All parties to the Indenture agree, and each Holder of any Note by such Holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as the Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 9.13 shall not apply to (a) any suit instituted by the Trustee or any Financial Insurance Provider, (b) any suit instituted by any Noteholder or group of Noteholders, in each case holding in the aggregate more than 10% of Aggregate Note Balance or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in the Indenture.

Section 9.14.   Waiver of Certain Rights. (a) Each Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of the Indenture or any Related Document; and each Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee or the Controlling Party, but will suffer and permit the execution of every such power as though no such law had been enacted.

(b)  Each Issuer, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including any and all subsequent creditors, vendees, assignees and lienors, expressly waives and releases any, every and all rights to presentment, demand, protest or any notice (to the extent permitted by applicable law and except as specifically provided in the Indenture) of any kind in connection with the Indenture, any other Related Document or any Collateral or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted hereunder or any other Related Document, or pursuant to judicial proceedings or upon any foreclosure or any enforcement of the Indenture or any other Related Document and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety or in lots or otherwise as the Trustee may be directed by the Controlling Party hereunder.

Section 9.15.   Sale of Collateral. In connection with any sale of any Collateral pursuant to this Article 9 or under any judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of the Indenture or any other Security Document:

(i)  the Trustee, any Noteholder and/or any other Secured Party may bid for and purchase the property being sold, and upon compliance with the terms of the sale may hold, retain, possess and dispose of such property in its own absolute right without further accountability;

(ii)  the Trustee (at the direction of the Controlling Party) may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold:

(iii)  the receipt of the Trustee or of the officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustee or of such officer therefore, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof.

Section 9.16.   Action on Notes. The Trustee’s right to seek and recover judgment on the Notes or under the Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to the Indenture. Neither the Lien of the Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against any Issuer or by the levy of any execution under such judgment upon any portion of the Collateral.

ARTICLE 10.

RAPID AMORTIZATION EVENTS

Section 10.1.   Rapid Amortization Events. If any of the following events shall occur (each, a “Rapid Amortization Event”):

(a)  the occurrence of any Event of Default (other than as a result of any event described in clause (c) below);

(b)  the occurrence of an Event of Bankruptcy with respect to the Fleet Manager, the Nominee Titleholder or any Rental Company;

(c)  the occurrence of an Event of Bankruptcy with respect to any Issuer;

(d)  the occurrence of any Enforcement Event;

(e)  the occurrence of any Administrator Default;

(f)  beginning on the sixth Determination Date following the Effective Date, the Six-Month DSCR as of any Determination Date is less than 1.15; or

(g)  any other event shall occur which may be specified in the applicable Series Supplement as a “Rapid Amortization Event”;

then (i) in the case of any event described in clause (a), (b), (d), (e), (f) or (g) above (with respect to clause (g) above, only to the extent such Rapid Amortization Event is subject to waiver as set forth in the applicable Series Supplement), the Trustee, at the direction of the Controlling Party, by written notice to the Issuers, may declare that a Rapid Amortization Event has occurred as of the date of the notice or (ii) in the case of any event described in clause (c) or (g) above (with respect to clause (g) above, only to the extent such Rapid Amortization Event is not subject to waiver as set forth in the applicable Series Supplement), a Rapid Amortization Event shall immediately occur without any notice or other action on the part of the Trustee or the Controlling Party. Any Rapid Amortization Event occurring as a result of any event described in clause (c) or (g) above (with respect to clause (g) above, only to the extent so specified in the applicable Series Supplement) shall not be subject to waiver.

ARTICLE 11.

THE TRUSTEE

Section 11.1.   Duties of the Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture and the other Security Agreements, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(b)  Except during the occurrence and continuance of an Event of Default:

(i)  the Trustee undertakes to perform only those duties that are specifically set forth in the Indenture and no others, and no implied covenants or obligations shall be read into the Indenture or any other Security Agreement against the Trustee; and

(ii)  in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of the Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of the Indenture.

(c)  The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i)  This clause does not limit the effect of clause (b) of this Section 11.1.

(ii)  The Trustee shall not be liable for any error of judgment made in good faith unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

(iii)  The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it and contemplated by the Indenture.

(iv)  The Trustee shall not be charged with knowledge of Event of Default or a Rapid Amortization Event unless a Trust Officer obtains actual knowledge thereof or receives written notice thereof.

(v)  The Trustee shall not be charged with knowledge of any default by the Fleet Manager in the performance of its obligations under any Related Document, unless a Trust Officer of the Trustee obtains actual knowledge thereof or receives written notice thereof.

(d)  Notwithstanding anything to the contrary contained in the Indenture, no provision of the Indenture shall require the Trustee to expend or risk its own funds or incur any liability if there is reasonable ground for believing that the repayment of such funds is not reasonably assured to it by the security afforded to it by the terms of the Indenture or if it shall not have received indemnity reasonably satisfactory to it against any loss, liability or expense.

(e)  In the event that the Paying Agent or the Registrar, if not the Trustee, shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Registrar, as the case may be, under the Indenture, the Trustee shall be obligated as soon as practicable upon actual knowledge of a Trust Officer thereof and receipt of appropriate records and information, if any, to perform such obligation, duty or agreement in the manner so required; provided that, in connection with the Trustee’s performance of any such obligation of the Payment Agent to pay funds hereunder, the Trustee shall have received from the Paying Agent any such funds previously advanced to the Paying Agent.

(f)  Subject to Section 11.3, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law or the Related Documents.

Section 11.2.   Rights of the Trustee. (a) Except as otherwise provided by Section 11.1:

(i) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting based upon any document believed by it to be genuine and to have been signed by or presented by the proper person.

(ii) The Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(iii) The Trustee may act through agents, custodians and nominees and shall not be liable for any misconduct or negligence on the part of, or for the supervision of, any such agent, custodian or nominee so long as such agent, custodian or nominee is appointed with due care; provided, however that, so long as a Financial Insurance Provider is the Controlling Party, the Trustee shall receive the consent of the Controlling Party prior to the appointment of any agent, custodian or nominee performing any material obligation of the Trustee hereunder.

(iv) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by the Indenture or any other Security Agreement.

(v) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Noteholders or the Controlling Party, pursuant to the provisions of the Indenture, unless the Trustee shall have been offered reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby or shall have reasonable grounds to believe that repayment of such costs, expenses and liabilities is not reasonably assured to it.

(vi) The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Controlling Party.

(vii) The Trustee shall not be liable for any losses or liquidation penalties in connection with Permitted Investments (other than as an obligor with respect to any Permitted Investments for which the institution acting as Trustee is an obligor).

(b) The Trustee shall not be liable for the acts or omissions of any successor to the Trustee.

Section 11.3.   Individual Rights of the Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with any Issuer or an Affiliate of any Issuer with the same rights it would have if it were not Trustee. However, the Trustee is subject to Section 11.6.

Section 11.4.   Notice of Events of Default, Rapid Amortization Events, Defaults and Potential Rapid Amortization Events. If an Event of Default, Rapid Amortization Event, Default or Potential Rapid Amortization Event occurs and is continuing and if a Trust Officer of the Trustee actually knows or receives written notice thereof, the Trustee shall promptly provide the Noteholders (if the Notes in respect of such Noteholder are represented by a Global Note, by telephone and facsimile, and if such Notes in respect of such Noteholder are represented by Definitive Notes, by first class mail), each Enhancement Provider and each Rating Agency with notice of such Event of Default, Rapid Amortization Event, Default or Potential Rapid Amortization Event.

Section 11.5.   Compensation and Expenses. (a) The Issuers shall promptly pay to the Trustee from time to time compensation for its acceptance of the Indenture and services hereunder as the Issuers and the Trustee may agree from time to time. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuers shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services in accordance with the priority of payment provisions set forth in the applicable Series Supplement. Such expenses shall include (i) the reasonable compensation, disbursements and expenses of the Trustee’s agents and counsel and (ii) the reasonable expenses of the Trustee’s agents in administering the Collateral.

(b)  The Issuers shall not be required to reimburse any expense or indemnify the Trustee against any loss, liability, or expense incurred by the Trustee through the Trustee’s own willful misconduct, negligence or bad faith.

(c)  When the Trustee incurs expenses or renders services after an Event of Default or Rapid Amortization Event occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code.

(d)  The provisions of this Section 11.5 shall survive the termination of this Indenture and the resignation and removal of the Trustee.

Section 11.6.   Eligibility Disqualification. (a) The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any state thereof authorized under such laws to exercise corporate trust powers, having a long-term unsecured debt rating of at least “A2” by Moody’s and “A” by Standard & Poor’s having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $500,000,000 or, in the case of an entity that is not subject to risk-based capital adequacy requirements, having a combined capital and surplus of at least $500,000,000 and subject to supervision or examination by federal or state authority, and shall satisfy the requirements for a trustee set forth in paragraph (a)(4)(i) of Rule 3a-7 under the Investment Company Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.6, the risk-based capital or the combined capital and surplus of such corporation, as the case may be, shall be deemed to be its risk-based capital or combined capital and surplus as set forth in the most recent report of condition so published.

(b)  If at any time the Trustee ceases to be eligible in accordance with the provisions of this Section 11.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.7.

Section 11.7.   Replacement of the Trustee. (a) A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee’s acceptance of appointment as provided in this Section 11.7 and the satisfaction of the Rating Agency Condition.

(b)  The Trustee may, after giving sixty (60) days’ prior written notice to the Issuers, each Noteholder, any Financial Insurance Provider and each Rating Agency, resign at any time and be discharged from the trust hereby created by so notifying the Issuers; provided, however, that no such resignation of the Trustee shall be effective until a successor trustee has assumed the obligations of the Trustee hereunder. The Controlling Party may remove the Trustee by so notifying the Trustee, the Issuers and each Rating Agency; provided that if a Financial Insurance Provider is the Controlling Party and it removes the Trustee pursuant to this Section 11.7(b) without cause, such Financial Insurance Provider shall bear all costs incurred in connection with the amendment of the notation on the Certificates of Titles for the Box Trucks to reflect the change in Trustee. The Issuers (for so long as a Financial Insurance Provider is the Controlling Party, with the consent of the Controlling Party) shall, and the Controlling Party may, remove the Trustee upon notice to each Rating Agency if:

(i)  the Trustee fails to comply with Section 11.6;

(ii)  the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under the Bankruptcy Code;

(iii)  a custodian or public officer takes charge of the Trustee or its property; or

(iv)  the Trustee becomes incapable of acting.

If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, the Issuers shall promptly appoint a successor Trustee which shall be, so long as a Financial Insurance Provider is the Controlling Party, reasonably acceptable to the Controlling Party; provided, however that if an Event of Default has occurred and is continuing, only the Controlling Party may designate and appoint any successor Trustee.

(c)  If a successor Trustee does not take office within thirty (30) days after the retiring Trustee resigns or is removed, the retiring Trustee, any Issuer or any Secured Party may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(d)  A successor Trustee shall deliver a written acceptance of its appointment to the retiring or removed Trustee, to the Issuers and to any Financial Insurance Provider. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under the 2007-1 Base Indenture and any Series Supplement. The successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee. Notwithstanding replacement of the Trustee pursuant to this Section 11.7, the Issuers’ obligations under Sections 11.5 and 11.11 shall continue for the benefit of the retiring Trustee.

Section 11.8.   Successor Trustee by Merger, etc. Subject to Section 11.6, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided that such successor corporation shall provide written notice of such consolidation, merger or conversion to the Issuers, any Financial Insurance Provider and each Noteholder.

Section 11.9.   Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this 2007-1 Base Indenture or any Series Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Secured Parties, such title to the Collateral, or any part thereof, and, subject to the other provisions of this Section 11.9, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.6 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.7. No co-trustee shall be appointed without the consent of each Issuer unless such appointment is required as a matter of state law or to enable the Trustee to perform its functions hereunder.

(b)  Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)  The Notes of each Series shall be authenticated and delivered solely by the Trustee or an authenticating agent appointed by the Trustee;

(ii)  All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform, such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(iii)  No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iv)  The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then-separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article 11. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this 2007-1 Base Indenture, any Series Supplement and any other Security Agreement, specifically including every provision of this 2007-1 Base Indenture, any Series Supplement or any other Security Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Issuers and any Financial Insurance Provider.

(d)  Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this 2007-1 Base Indenture, any Series Supplement or any other Security Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)  In connection with the appointment of a co-trustee, the Trustee may, at any time, at the Trustee’s sole cost and expense, without notice to the Noteholders but, so long as a Financial Insurance Provider is the Controlling Party, subject to the prior written consent of the Controlling Party, delegate its duties under this 2007-1 Base Indenture and any Series Supplement to any Person who agrees to conduct such duties in accordance with the terms hereof; provided, however, that no such delegation shall relieve the Trustee of its obligations and responsibilities hereunder with respect to any such delegated duties.

Section 11.10.   Representations and Warranties of the Trustee. The Trustee represents and warrants to each Issuer and the Secured Parties that:

(i)  The Trustee is a national banking association, organized, existing and in good standing under the laws of the United States of America;

(ii)  The Trustee has full power, authority and right to execute, deliver and perform this 2007-1 Base Indenture, any Series Supplement issued concurrently with this 2007-1 Base Indenture and each other Security Agreement and to authenticate the Notes, and has taken all necessary action to authorize the execution, delivery and performance by it of this 2007-1 Base Indenture, any Series Supplement issued concurrently with this 2007-1 Base Indenture and each other Security Agreement and to authenticate the Notes;

(iii)  This 2007-1 Base Indenture and each other Security Agreement has been duly executed and delivered by the Trustee; and

(iv)  The Trustee meets the requirements of eligibility as a trustee hereunder set forth in Section 11.6.

Section 11.11.   Issuer Indemnification of the Trustee. The Issuers shall, jointly and severally, indemnify and hold harmless the Trustee and its directors, officers, agents and employees from and against any claim, loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of the activities of the Trustee pursuant to this 2007-1 Base Indenture or any Series Supplement, including but not limited to any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses reasonably incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Issuers shall not indemnify the Trustee or its directors, officers, employees or agents if such acts, omissions or alleged acts or omissions constitute bad faith, negligence or willful misconduct by the Trustee; provided further that any amounts payable pursuant to this Section 11.11 shall be made through the application of Collections made in accordance with the priority of payment provisions set forth in the applicable Series Supplement. The indemnity provided herein shall survive the termination of the Indenture and the resignation and removal of the Trustee.

ARTICLE 12.

DISCHARGE OF INDENTURE

Section 12.1.   Termination of the Issuers’ Obligations. (a) The Indenture shall cease to be of further effect (except that each Issuer’s obligations under Section 11.5 and Section 11.11 and the Trustee’s and Paying Agent’s obligations under Section 12.3 shall survive) when all Outstanding Notes theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Notes which have been replaced or paid) to the Trustee for cancellation, the Issuers have paid all sums payable hereunder or under any Related Document and any Financial Insurance Provider has received all amounts due and payable to it hereunder or under any Related Document.

(b)  In addition, except as may be provided to the contrary in any Series Supplement, the Issuers may terminate all of their obligations under the Indenture if:

(i)  the Issuers irrevocably deposit in trust with the Trustee or at the option of the Trustee, with a trustee reasonably satisfactory to the Trustee and the Issuers under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, money or U.S. Government Obligations in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay, when due, principal of and interest and prepayment premium on the Notes to maturity or redemption, as the case may be, and to pay all other sums payable by them hereunder; provided, however, that (1) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Trustee and (2) the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal, interest and prepayment premium with respect to the Notes;

(ii)  each Issuer delivers to the Trustee an Officer’s Certificate stating that all conditions precedent to satisfaction and discharge of the Indenture have been complied with, and an Opinion of Counsel to the same effect;

(iii)  the Rating Agency Condition is satisfied; and

(iv)  any Financial Insurance Provider has received all amounts due and payable hereunder or under any other Related Document and any Financial Insurance Policy has been terminated or canceled (other than with regard to Preference Payments (as defined therein)) by the Trustee and returned to such Financial Insurance Provider.

Then, the Indenture shall cease to be of further effect (except as provided in this Section 12.1), and the Trustee, on demand of the Issuers, shall execute proper instruments acknowledging confirmation of and discharge under the Indenture.

(c)  After such irrevocable deposit made pursuant to Section 12.1(b) and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of the Issuers’ obligations under the Indenture except for those surviving obligations specified above.

In order to have money available on a payment date to pay principal or interest on the Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer’s option.

Section 12.2.   Application of Trust Money. The Trustee or a trustee satisfactory to the Trustee and the Issuers shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 12.1. The Trustee shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent in accordance with the Indenture to the payment of principal of and interest on the Notes.

The provisions of this Section 12.2 shall survive the expiration or earlier termination of the Indenture.

Section 12.3.   Repayment to the Issuers. The Trustee and the Paying Agent shall promptly pay to the Issuers, at their direction upon written request, any excess money or, pursuant to Sections 2.6, return any Notes held by them at any time.

The provisions of this Section 12.3 shall survive the expiration or earlier termination of the Indenture.

Section 12.4.   Reinstatement. If the Trustee or Paying Agent is unable to apply any funds received under this Article 12 by reason of any proceeding, order or judgment of any court or Governmental Authority enjoining, restraining or otherwise prohibiting such application, the Issuer Obligations shall be revived and reinstated as though no deposit had occurred, until such time as the Trustee or Paying Agent is permitted to apply all such funds or property in accordance with this Article 12. If the Issuers make any payment of principal of, or interest or prepayment premium on, any Notes or any other sums under the Indenture while such obligations have been reinstated, the Issuers shall be subrogated to the rights of the Noteholders or other Secured Parties who received such funds or property from the Trustee to receive such payment in respect of the Notes.

ARTICLE 13.

AMENDMENTS

Section 13.1.   Without Consent of the Noteholders. Without the consent of any Noteholder, the Issuers and the Trustee (solely as long as a Financial Insurance Provider is the Controlling Party, acting at the direction of the Controlling Party), at any time and from time to time, may, with the written consent of the Controlling Party (solely as long as a Financial Insurance Provider is the Controlling Party), enter into one or more Supplements hereto, in form satisfactory to the Trustee, and any Issuer may amend or otherwise modify any Related Document to which it is a party, in each case for any of the following purposes:

(a) subject to Section 2.3, to create a new Series of Notes;

(b) to add to the covenants of any Issuer for the benefit of any Secured Parties or to surrender any right or power herein conferred upon any Issuer (provided, however, that no Issuer will pursuant to this subsection 13.1(b) surrender any right or power it has against any other Issuer, the Nominee Titleholder, the Fleet Manager or any Rental Company under the Related Documents);

(c) to mortgage, pledge, convey, assign and transfer to the Trustee any prop-erty or assets as security for the Notes and to specify the terms and conditions upon which such property or assets are to be held and dealt with by the Trustee and to set forth such other provisions in respect thereof as may be required by the Indenture or as may, consistent with the provisions of the Indenture, be deemed appropriate by the Issuers and the Trustee, or to correct or amplify the description of any such property or assets at any time so mortgaged, pledged, conveyed and transferred to the Trustee on behalf of the Secured Parties;

(d) to cure any mistake, ambiguity, defect, or inconsistency or to correct or supplement any provision contained herein or in any Related Document to which any Issuer is a party;

(e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

(f) to correct or supplement any provision herein or in any Related Document to which any Issuer is a party which may be inconsistent with any other provision herein or therein or to make consistent any other provisions with respect to matters or questions arising hereunder or under any Related Document to which any Issuer is a party;

provided, however, that, so long as a Financial Insurance Provider is not the Controlling Party, such action shall not adversely affect in any material respect the interests of any Noteholders, as evidenced by an Opinion of Counsel delivered to the Trustee; provided further that the failure of any Financial Insurance Provider to respond to the Issuers’ written request for consent to any amendment pursuant to clause (d) or (f) above (which request refers to this Section 13.1 and includes the text of this proviso therein in its entirety) within fifteen (15) Business Days of actual receipt thereof by an Authorized Officer of such Financial Insurance Provider will constitute such Controlling Party’s consent to such amendment. Upon the request of the Issuers, the Trustee shall join with the Issuers in the execution of any Supplement authorized or permitted by the terms of the Indenture and shall make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such Supplement which adversely affects its own rights, duties or immunities under the Indenture or otherwise. The Issuers shall give, or cause to be given, prior written notice of any amendment to be made pursuant to this Section 13.1 to each Rating Agency.

Section 13.2.   With Consent of the Noteholders. Except as provided in Section 13.1, the provisions of this 2007-1 Base Indenture and any Series Supplement (unless otherwise provided in such Series Supplement) and each other Related Document to which any Issuer is a party may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by each Issuer, the Trustee (acting at the direction of the Controlling Party) and the Controlling Party. In addition to the foregoing:

(i)  (w) any modification of this Section 13.2, (x) any change in any requirement hereunder that any particular action be taken by Noteholders holding the relevant percentage in principal amount of the Notes, (y) any change in the definition of the term “Aggregate Note Balance” or any defined term used for the purpose of such definition and (z) any change in the definition of the terms “Aggregate Asset Amount,” “Aggregate Asset Amount Deficiency,” “Discounted Aggregate Asset Amount” or any defined term used for the purpose of any such definitions, which change, solely in the case of clause (z), could reasonably be expected to a material adverse effect on any Noteholder, shall require the consent of each affected Noteholder; and

(ii)  any amendment, waiver or other modification that would (a) extend the due date for, or reduce the amount of any scheduled repayment or prepayment of principal of or interest on any Note (or reduce the principal amount of or rate of interest on any Note) shall require the consent of each affected Noteholder; (b) approve the assignment or transfer by any Issuer of any of its rights or obligations hereunder or under any other Related Document to which it is a party except pursuant to the express terms hereof or thereof shall require the consent of each Noteholder; (c) release any obligor under any Related Document to which it is a party except pursuant to the express terms of such Related Document shall require the consent of each Noteholder; (d) affect adversely the interests, rights or obligations of any Noteholder individually in comparison to any other Noteholder shall require the consent of such Noteholder; or (e) amend or otherwise modify any Rapid Amortization Event not subject to waiver shall require the consent of each affected Noteholder.

The Issuers shall give, or cause to be given, prior written notice of any amendment to be made pursuant to this Section 13.2 to each Rating Agency.

Section 13.3.   Supplements. Each amendment or other modification to the Indenture or the Notes shall be set forth in a Supplement. In addition to the manner provided in Sections 13.1 and 13.2, each Series Supplement may be amended as provided for in such Series Supplement.

Section 13.4.   Revocation and Effect of Consents. Until an amendment or waiver becomes effective, a consent to it by a Noteholder of a Note is a continuing consent by the Noteholder and every subsequent Noteholder of a Note or portion of a Note that evidences the same debt as the consenting Noteholder’s Note, even if notation of the consent is not made on any Note. However, any such Noteholder or subsequent Noteholder may revoke the consent as to his Note or portion of a Note if the Trustee receives written notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Noteholder. The Issuers may fix a record date for determining which Noteholders must consent to such amendment or waiver.

Section 13.5.   Notation on or Exchange of Notes. The Trustee may place an appropriate notation about an amendment or waiver on any Note thereafter authenticated. The Issuers in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment or waiver. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment or waiver.

Section 13.6.   The Trustee to Sign Amendments, etc.The Trustee shall sign any Supplement authorized pursuant to this Article 13 if the Supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such Supplement, the Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and shall be fully protected in relying upon, Officer’s Certificates and an Opinion of Counsel as conclusive evidence that such Supplement is authorized or permitted by the Indenture and that it will be valid and binding upon the Issuers in accordance with its terms.

ARTICLE 14.

MISCELLANEOUS

Section 14.1.   Notices. (a) Any notice or communication under the Indenture by any Issuer to the Trustee or any other party, or by the Trustee to any Issuer or any other party shall be in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), facsimile, overnight air courier guaranteeing next day delivery or, solely with the recipient’s consent, e-mail, to the other’s address, which may be updated or amended from time to time by written notice to the other party:

If to any Issuer:

c/o U-Haul S Fleet, LLC
1325 Airmotive Way, Suite 100
Reno, Nevada 89502

Attn: Assistant Treasurer
Fax: (775) 688-6338
Email: rwardrip@amerco.com

with a copy to:

c/o U-Haul S Fleet, LLC
2727 N. Central Avenue
Phoenix, Arizona 85004

Attn: Assistant General Counsel and Secretary
Fax: (602) 263-6173
Email: jeniffer_settles@uhaul.com

with a copy to the Administrator:

U-Haul International, Inc.
2727 N. Central Avenue
Phoenix, Arizona

Attn: Assistant General Counsel and Secretary
Fax: (602) 263-6173
Email: jeniffer_settles@uhaul.com

If to the Trustee:

U.S. Bank National Association
c/o U.S. Bank Corporate Trust Services
209 South LaSalle Street, 3rd Floor
Mailcode: MK-IL-RY3B
Chicago, Illinois 60604-1219

Attn: U-Haul 2007-1
Phone: (312) 325-8904
Fax: (312) 325-8905

If to an Enhancement Provider, at the address provided in the applicable Enhancement Agreement.

Any Issuer or the Trustee by notice to the other and each Enhancement Provider may designate additional or different addresses for subsequent notices or communications; provided, however, no Issuer may not at any time designate more than a total of three (3) addresses to which notices must be sent in order to be effective.

Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by facsimile or other electronic means (including e-mail) shall be deemed given on the date of delivery of such notice, and (iv) delivered by overnight air courier shall be deemed delivered one Business Day after the date that such notice is delivered to such overnight courier.

Notwithstanding any provisions of the Indenture to the contrary, the Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to the Indenture or the Notes.

If the Issuers mail a notice or communication to Noteholders, they shall mail a copy to the Trustee and any Financial Insurance Provider at the same time.

(b)  Where the Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if sent in writing and mailed, first-class postage prepaid, to each Noteholder affected by such event, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed (if any) for the giving of such notice. In any case where notice to Noteholder is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where the Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. Any notice delivered to any Issuer in accordance with the terms of this Section 14.1 shall be deemed to have been given to each Issuer.

In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made that is satisfactory to the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 14.2.   Communication by Noteholders With Other Noteholders. Noteholders may communicate with other Noteholders with respect to their rights under this Indenture or the Notes and any Financial Insurance Provider may communicate with any Noteholders.

Section 14.3.   Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Issuers to the Trustee to take any action under the Indenture or any other Security Agreement , the Issuers shall furnish to the Trustee an Officer’s Certificate of each Issuer in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 14.4) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in the Indenture or any other Security Agreement relating to the proposed action have been complied with.

Section 14.4.   Statements Required in Certificate. Each certificate with respect to compliance with a condition or covenant provided for in the Indenture or any other Security Agreement shall include:

(a) a statement that the Person giving such certificate has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

(c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Section 14.5.   Rules by the Trustee. The Trustee may make reasonable rules for action by or at a meeting of Noteholders.

Section 14.6.   Duplicate Originals. The parties may sign any number of copies of this 2007-1 Base Indenture. One signed copy is sufficient to prove this 2007-1 Base Indenture.

Section 14.7.   Benefits of Indenture. Except as set forth in a Series Supplement, nothing in this 2007-1 Base Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under the Indenture. Each Financial Insurance Provider shall be deemed to be a third-party beneficiary of this 2007-1 Base Indenture and shall be entitled to enforce the obligations of the parties hereunder.

Section 14.8.   Payment on Business Day. In any case where any Payment Date, redemption date or maturity date of any Note shall not be a Business Day, then (notwithstanding any other provision of the Indenture) payment of interest or principal (and prepayment premium, if any), as the case may be, need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the Payment Date, redemption date, or maturity date; provided, however, that no interest shall accrue for the period from and after such Payment Date, redemption date, or maturity date, as the case may be.

Section 14.9.   Governing Law. THIS 2007-1 BASE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 14.10.   No Adverse Interpretation of Other Agreements. The Indenture may not be used to interpret another indenture, loan or debt agreement of any Issuer or an Affiliate of any Issuer. Any such indenture, loan or debt agreement may not be used to interpret the Indenture.

Section 14.11.   Successors. All agreements of each Issuer in the Indenture and the Notes shall bind its successor; provided, however, no Issuer may assign its obligations or rights under the Indenture or any Related Document except with the prior written consent of the Controlling Party and in accordance with the terms thereof. All agreements of the Trustee in the Indenture shall bind its successor.

Section 14.12.   Severability. In case any provision in the Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 14.13.   Counterpart Originals. The parties may sign any number of copies of this 2007-1 Base Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 14.14.   Table of Contents, Headings, etc.The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this 2007-1 Base Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 14.15.   Termination; Collateral. This 2007-1 Base Indenture, and any grants, pledges and assignments hereunder, shall become effective concurrently with the issuance of the first Series of Notes and, subject to Section 3.4, shall terminate when (a) all Issuer Obligations shall have been fully paid and satisfied, (b) the obligations of each Enhancement Provider under any Enhancement and related documents have terminated and been released, and (c) any Enhancement shall have terminated, at which time the Trustee, at the request of the Issuers and upon receipt of an Officer’s Certificate from each Issuer to the effect that the conditions in clauses (a), (b) and (c) above have been complied with and upon receipt of a certificate from the Trustee and each Enhancement Provider to the effect that the conditions in clauses (a), (b) and (c) above relating to Issuer Obligations to the Noteholders and each Enhancement Provider have been complied with, shall reassign (without recourse upon, or any warranty whatsoever by, the Trustee) and deliver all Collateral and documents then in the custody or possession of the Trustee promptly to the order of the Issuers; provided, however, that the grants, pledges and assignments so terminated shall continue to be effective or automatically be reinstated, as the case may be, if payment of any Issuer Obligation is rescinded or otherwise must be restored or returned by the Trustee or any Noteholder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Issuer or any other obligor or otherwise, all as though such payments had not been made.

Section 14.16.   Release of an Issuer. In the event that all of the Box Trucks owned by a Box Truck SPV are sold or otherwise disposed of in accordance with Section IV of the SPV Fleet Owner Agreement and the Disposition Proceeds thereof are distributed in accordance with the terms of the Indenture, such Box Truck SPV shall be released and discharged from its obligations under the Indenture and shall be deemed to no longer be an Issuer hereunder.

Section 14.17.   No Bankruptcy Petition. Each of the Secured Parties and the Trustee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Issuer Obligations, it will not institute against, or join with any other Person in instituting against, any Issuer, any Permitted Note Issuance SPV or the Nominee Titleholder any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing in this Section 14.17 shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Issuers pursuant to this 2007-1 Base Indenture or any other Related Document. In the event that any such Secured Party or any Trustee takes action in violation of this Section 14.17, such Issuer, such Permitted Note Issuance SPV or the Nominee Titleholder shall file an answer with the bankruptcy court or otherwise properly contesting the filing of such a petition by any such Secured Party or the Trustee against such Issuer, such Permitted Note Issuance SPV or the Nominee Titleholder or the commencement of such action and raising the defense that such Secured Party or the Trustee has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 14.17 shall survive the termination of this 2007-1 Base Indenture, and the resignation or removal of the Trustee. Nothing contained herein shall preclude participation by any Secured Party or the Trustee in the assertion or defense of its claims in any such proceeding involving any Issuer, any Permitted Note Issuance SPV or the Nominee Titleholder.

Section 14.18.   No Recourse.Notwithstanding any provisions herein to the contrary, all of the obligations of each Issuer under or in connection with the Notes and the Indenture are nonrecourse obligations of such Issuer payable solely from the Collateral and following realization of the Collateral and its reduction to zero, any claims of the Noteholders and the Trustee against such Issuer shall be extinguished and shall not thereafter revive. Each Noteholder, by accepting a Note, acknowledges and agrees that the Issuers will only make payments with respect to any Issuer Obligations to the extent of funds available pursuant to the terms of the Indenture. It is understood that the foregoing provisions of this Section 14.18 shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by the Indenture (to the extent it relates to the obligation to make payments on the Notes) until such Collateral has been realized and reduced to zero, whereupon any outstanding Indebtedness or other obligation in respect of the Notes shall be extinguished and shall not thereafter revive. It is further understood that the foregoing provisions of this Section 14.18 shall not limit the right of any Person to name any Issuer as a party defendant in any Proceeding or in the exercise of any other remedy under the Notes or the Indenture, so long as no judgment in the nature of a deficiency judgment shall be asked for or (if obtained) enforced against any such Person or entity.

Section 14.19.   Subordination.Each Noteholder by accepting a Note acknowledges and agrees that such Note represents nonrecourse indebtedness of the Issuers secured by the Collateral and that as a Noteholder it shall have no right, title, claim or interest in or to any other assets pledged by USF to secure any other Indebtedness of USF (“Other Assets”), it being understood and agreed by the Issuers that the Collateral shall not be pledged to secure any other Indebtedness. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence of this Section 14.19, any Noteholder either (i) asserts an interest or claim to, or benefit from, Other Assets or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), each Noteholder by accepting a Note further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all Indebtedness secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including insolvency laws), including, the payment of post-petition interest on such other Indebtedness. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 14.19 and the terms of this Section 14.19 may be enforced by an action for specific performance. Nothing herein is intended to be construed to permit the issuance of other Indebtedness of any Box Truck SPV while the Indebtedness under the Notes is Outstanding, or to permit USF to issue any Indebtedness except on the terms and conditions expressly provided herein.

Section 14.20.   Waiver of Trial by Jury. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS 2007-1 BASE INDENTURE OR ANY SERIES SUPPLEMENT HERETO OR ANY OTHER RELATED DOCUMENT TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNEC-TION THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS 2007-1 BASE INDENTURE OR ANY SERIES SUPPLEMENT HERETO OR ANY RELATED TRANSACTION, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Section 14.21.   Submission to Jurisdiction. The Trustee may enforce any claim arising out of the Indenture in any state or federal court having subject matter jurisdiction and located in New York, New York. For the purpose of any action or proceeding instituted with respect to any such claim, each Issuer hereby irrevocably submits to the jurisdiction of such courts. Each Issuer irrevocably consents to the service of process out of said courts by mailing a copy thereof, by registered mail, postage prepaid, to such Issuer and agrees that such service, to the fullest extent permitted by law, (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall be taken and held to be valid personal service upon and personal delivery to it. Nothing herein contained shall affect the right of the Trustee to serve process in any other manner permitted by law or preclude the Trustee from bringing an action or proceeding in respect hereof in any other country, state or place having jurisdiction over such action. Each Issuer hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court located in New York, New York and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum.

Section 14.22.   Know Your Customer. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For a non-individual Person such as a business entity, a charity, a trust or other legal entity, the Trustee will ask for documentation to verify its formation and existence as a legal entity. The Trustee may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.

IN WITNESS WHEREOF, the Trustee and each Issuer have caused, this 2007-1 Base Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.

U-HAUL S FLEET, LLC,
as Issuer

By:
Name:
Title:

2007 TM-1, LLC,
as Issuer

By:
Name:
Title:

2007 DC-1, LLC,
as Issuer

By:
Name:
Title:

2007 EL-1, LLC,
as Issuer

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Name:
Title:

Schedule I
Definitions List

EXHIBIT A

FORM OF MONTHLY REPORT

A-1

EXHIBIT B

LIMITED GUARANTEE

made by

[BOX TRUCK SPV]

in favor of

[PERMITTED NOTE ISSUANCE TRUSTEE]

Dated as of [__________ __, _____]

LIMITED GUARANTEE

This LIMITED GUARANTEE (this “Limited Guarantee”), dated as of [________ ___, ____] made by [BOX TRUCK SPV], a Nevada limited liability company (the “Guarantor”), in favor of [PERMITTED NOTE ISSUANCE TRUSTEE], a [_____________] (the “Permitted Note Issuance Trustee”).

RECITALS:

WHEREAS, the Guarantor, U-Haul S Fleet, LLC (“USF”), and each other Box Truck SPV have entered into that certain 2007-1 Box Truck Base Indenture with U.S. Bank National Association, dated as of the date hereof (as amended, supplemented or otherwise modified in accordance with its terms, the “2007-1 Base Indenture”), as supplemented by one or more Series Supplements thereto (as so supplemented, the “Indenture”), providing for the issuance by the Guarantor, USF and each other Box Truck SPV of one or more series of notes (the “Notes”);

WHEREAS, USF has entered into an indenture, dated the date hereof (the “Permitted Note Issuance Indenture”) with the Permitted Note Issuance Trustee pursuant to which it will issue, jointly and severally with [___________], [___________] and [____________] (collectively, the “Permitted Note Issuance SPVs”), one or more series of Permitted Notes;

WHEREAS, the Guarantor has obtained or will obtain benefits from the use of the proceeds of the issuance of the Notes; and

WHEREAS, pursuant to the terms of the 2007-1 Base Indenture, and as a condition to the issuance of the Permitted Notes in accordance with the Permitted Note Issuance Indenture, the Guarantor is required to guarantee, on an unsecured basis, the full and prompt payment of the Guaranteed Obligations (as hereinafter defined) when due pursuant to, and in accordance with, the terms and conditions of this Limited Guarantee;

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees, covenants, represents and warrants to the Permitted Note Issuance Trustee as follows:

Section 1. Definitions. (a) All capitalized terms used and not defined herein shall have the respective meanings given such terms in Schedule I to the 2007-1 Base Indenture; provided, however, that if a term used herein is defined both herein and in the 2007-1 Base Indenture, the definition of such term herein shall govern.

(b) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Limited Guarantee shall refer to this Limited Guarantee as a whole and not to any particular provision of this Limited Guarantee, and Section references are to this Limited Guarantee unless otherwise specified.

(c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

Section 2. Guarantee. a) The Guarantor hereby irrevocably, absolutely and unconditionally assumes liability for, and guarantees for the benefit of the Permitted Note Issuance Trustee, the prompt and complete payment and performance of the following obligations and liabilities (hereinafter collectively referred to as the “Guaranteed Obligations”) on the terms set forth herein:

(i) payment by USF of all amounts owed by it pursuant to its joint liability under the Permitted Note Issuance Indenture in connection with any Permitted Notes issued thereunder, whether for principal, interest, prepayment premium, fees, penalties, expenses, indemnities or otherwise; and

(ii) payment of any and all expenses, including reasonable attorneys’ fees incurred by the Permitted Note Issuance Trustee in enforcing its rights under this Limited Guarantee.

(b) All sums payable under this Limited Guarantee shall be payable within five (5) days after demand therefor and without reduction for any offset, claim, counterclaim or defense.

(c) All amounts payable by the Guarantor under this Limited Guarantee will be made through the application of Collections made in accordance with the priority of payment provisions set forth in the Indenture.

Section 3. Representations and Warranties. The Guarantor hereby represents and warrants to the Permitted Note Issuance Trustee, as of the date hereof and as of each date of issuance of any Permitted Notes under the Permitted Note Issuance Indenture that:

(a) Organization; Ownership; Power; Qualification. The Guarantor (i) is a limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (ii) has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and (iii) is duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of its properties or the nature of its businesses requires such qualification or authorization, except, in the case of clause (iii), for such qualification or authorization the lack of which could not be reasonably expected to have a Material Adverse Effect.

(b) Power and Authorization; Enforceability. The Guarantor has the power and has taken all necessary action to authorize it to execute, deliver and perform this Limited Guarantee and each of the other Related Documents to which it is a party in accordance with their respective terms, and to consummate the transactions contemplated hereby and thereby. This Limited Guarantee has been duly executed and delivered by the Guarantor and is, and each of the other Related Documents to which the Guarantor is a party is, a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms.

(c) Compliance. The execution, delivery and performance by the Guarantor of this Limited Guarantee and each other Related Document to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent, approval, authorization or registration not already obtained or effected, (ii) violate any applicable law with respect to the Guarantor which violation could result in a material adverse effect on its financial condition, business, prospects or properties or a Material Adverse Effect, (iii) conflict with, result in a breach of, or constitute a default under the certificate of formation or limited liability company agreement of the Guarantor, or under any indenture, agreement, or other instrument to which the Guarantor is a party or by which its properties may be bound, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Guarantor except Permitted Liens.

(d) Litigation. There is no action, suit or proceeding pending against or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor before any court or arbitrator or any Governmental Authority that could materially adversely affect the financial position, results of operations, business, properties, performance or condition (financial or otherwise) of the Guarantor or which in any manner draws into question the validity or enforceability of this Limited Guarantee or any other Related Document or the ability of the Guarantor to comply with any of the respective terms hereunder or thereunder.

Section 4. Covenants. The Guarantor hereby covenants and agrees that, until the payment in full of all Issuer Obligations under the Indenture:

(a) Existence; Foreign Qualification. The Guarantor shall do and cause to be done at all times all things necessary to (i) maintain and preserve its existence as a limited liability company, (ii) be, and ensure that it is, duly qualified to do business and in good standing as a foreign limited liability company in each jurisdiction where the nature of its business makes such qualification necessary and the failure to so qualify would have a material adverse effect on its financial condition, business, prospects or properties or a Material Adverse Effect and (iii) comply with all Contractual Obligations and Requirements of Law binding upon it, except to the extent that the failure to comply therewith would not, in the aggregate, have a material adverse effect on its financial condition, business, prospects or properties or a Material Adverse Effect.

(b) Business. The Guarantor shall engage only in businesses that are permitted by its Box Truck SPV Limited Liability Company Agreement.

(c) Compliance with the 2007-1 Base Indenture. The Guarantor shall perform all of its obligations under the 2007-1 Base Indenture in accordance with the terms thereof and shall comply with all of the provisions thereof.

Section 5. Unconditional Character of Obligations of the Guarantor. (a) The obligations of the Guarantor hereunder shall be irrevocable, absolute and unconditional, irrespective of the validity, regularity or enforceability, in whole or in part, of any Permitted Notes or the Permitted Note Issuance Indenture or any provision thereof or any document or instrument related thereto, or the absence of any action to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against USF, the

Guarantor or any other Person or any action to enforce the same, any failure or delay in the enforcement of the obligations of USF under the Permitted Note Issuance Indenture or the Guarantor under this Limited Guarantee, or any setoff, counterclaim, and irrespective of any other circumstances which might otherwise limit recourse against the Guarantor by the Permitted Note Issuance Trustee or constitute a legal or equitable discharge of defense of a guarantor or surety. The Permitted Note Issuance Trustee may enforce the obligations of the Guarantor under this Limited Guarantee by a proceeding at law, in equity or otherwise, independent of any loan foreclosure or similar proceeding or any deficiency action against USF or any other Person at any time, either before or after an action against any USF or any other Person. This Limited Guarantee is a guarantee of payment and performance and not merely a guarantee of collection. The Guarantor waives diligence, notice of acceptance of this Limited Guarantee, filing of claims with any court, any proceeding to enforce any provision of the Permitted Note Issuance Indenture against the Guarantor, USF or any other Person, any right to require a proceeding first against USF or any other Person, or to exhaust any security for the performance of the Guaranteed Obligations or any other obligations of USF or any other Person, or any protest, presentment, notice of default (except as may be expressly required under the Permitted Note Issuance Indenture) or other notice or demand whatsoever, and the Guarantor hereby covenants and agrees that it shall not be discharged of its obligations hereunder.

(b) The obligations of the Guarantor under this Limited Guarantee, and the rights of the Permitted Note Issuance Trustee to enforce the same by proceedings, whether by action at law, suit in equity or otherwise shall not be in any way affected by any of the following:

(i) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting USF, the Collateral, the collateral for the Guaranteed Obligations, the Guarantor or any other Person;

(ii) any failure by USF or any other Person, whether or not without fault on its part, to perform or comply with any of the terms of the Permitted Notes or the Permitted Note Issuance Indenture or any document or instrument relating thereto;

(iii) the release of USF or any other Person from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Permitted Notes or the Permitted Note Issuance Indenture or any document or instrument relating thereto by operation of law or otherwise; or

(iv) the release in whole or in part of any collateral for any or all Guaranteed Obligations or for any Permitted Notes or the Permitted Note Issuance Indenture.

(c) Except as otherwise specifically provided in this Limited Guarantee, the Guarantor hereby expressly and irrevocably waives all defenses in an action brought by the Permitted Note Issuance Trustee to enforce this Limited Guarantee based on claims of waiver, release, surrender, alteration or compromise and all setoffs, reductions, or impairments, whether arising hereunder or otherwise.

(d) The Permitted Note Issuance Trustee may deal with USF and Affiliates of USF in the same manner and as freely as if this Limited Guarantee did not exist and shall be entitled, among other things, to grant USF or any other Person such extension or extensions of time to perform any act or acts as may be deemed advisable by the Permitted Note Issuance Trustee, at any time and from time to time, without terminating, affecting or impairing the validity of this Limited Guarantee or the obligations of the Guarantor hereunder.

(e) No compromise, alteration, amendment, modification, extension, renewal, release or other change of, or waiver, consent, delay, omission, failure to act or other action with respect to, any liability or obligation under or with respect to, or of any of the terms, covenants or conditions of the Permitted Notes, the Permitted Note Issuance Indenture or any document or instrument relating thereto or any amendment, modification or other change of any legal requirement shall in any way alter, impair or affect any of the obligations of the Guarantor hereunder, and the Guarantor agrees that if the Permitted Note Issuance Indenture or any document or instrument relating thereto is modified, the Guaranteed Obligations shall automatically be deemed modified to include such modifications.

(f) The Permitted Note Issuance Trustee may proceed to protect and enforce any or all of its rights under this Limited Guarantee by suit in equity or action at law, whether for the specific performance of any covenants or agreements contained in this Limited Guarantee or otherwise, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by the Guarantor. Each and every remedy of the Permitted Note Issuance Trustee shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.

(g) No waiver shall be deemed to have been made by the Permitted Note Issuance Trustee of any rights hereunder unless the same shall be in writing and signed by the Permitted Note Issuance Trustee, and any such waiver shall be a waiver only with respect to the specific matter involved and shall in no way impair the rights of the Permitted Note Issuance Trustee or the obligations of the Guarantor to the Permitted Note Issuance Trustee in any other respect or at any other time.

(h) At the option of the Permitted Note Issuance Trustee, the Guarantor may be joined in any action or proceeding commenced by the Permitted Note Issuance Trustee against USF or any other Person in connection with or based upon any Permitted Notes, the Permitted Note Issuance Indenture or any document or instrument relating thereto and recovery may be had against the Guarantor in such action or proceeding or in any independent action or proceeding against the Guarantor to the extent of the Guarantor’s liability hereunder, without any requirement that the Permitted Note Issuance Trustee first assert, prosecute or exhaust any remedy or claim against USF or any other Person, or any security for the obligations of any USF or any other Person.

(i) The Guarantor agrees that this Limited Guarantee shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment is made by or on behalf of the Guarantor to or on behalf of the Permitted Note Issuance Trustee and such payment is rescinded or must otherwise be returned by the Permitted Note Issuance Trustee or its creditors

(as determined by the Permitted Note Issuance Trustee in its sole and absolute discretion) upon insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting the Guarantor or any other Person, all as though such payment had not been made.

(j) In the event that the Guarantor shall advance or become obligated to pay any sums under this Limited Guarantee or in connection with the Guaranteed Obligations or in the event that for any reason whatsoever USF, or any Affiliate of USF is now, or shall hereafter become, indebted to the Guarantor, the Guarantor agrees that (i) the amount of such sums and of such Indebtedness and all interest thereon shall at all times be subordinate as to the Lien, the time of payment and in all other respects to all sums, including principal and interest and other amounts, at any time owed to the Permitted Note Issuance Trustee under the Permitted Note Issuance Indenture by USF, and (ii) the Guarantor shall not be entitled to enforce or receive payment thereof until all principal, interest and other sums due pursuant to all Permitted Notes, the Permitted Note Issuance Indenture or any document or instrument relating thereto have been paid in full. Nothing herein contained is intended or shall be construed to give the Guarantor any right of subrogation in or under the Permitted Notes or the Permitted Note Issuance Indenture or any right to participate in any way therein, or in the right, title or interest of the Permitted Note Issuance Trustee in or to any collateral securing the Permitted Notes, notwithstanding any payments made by the Guarantor under this Limited Guarantee, until the actual and irrevocable receipt by each the Permitted Note Issuance Trustee in full of all principal, interest and other sums due with respect to the Permitted Notes or otherwise payable under the Permitted Note Issuance Indenture. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when any such sums due and owing to the Permitted Note Issuance Trustee shall not have been fully paid, such amount shall be paid by the Guarantor to the Permitted Note Issuance Trustee for credit and application against such sums due and owing to the Permitted Note Issuance Trustee.

Section 6. Amendments. The terms of this Limited Guarantee shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except upon (i) execution of a written instrument by the Permitted Note Issuance Trustee and the Guarantor and (ii) the satisfaction of the Permitted Note Issuance Rating Agency Condition with respect thereto.

Section 7. Successors and Assigns. This Limited Guarantee shall be binding upon the Guarantor, and the Guarantor’s respective estate, heirs, personal representatives, successors and assigns, may not be assigned or delegated by the Guarantor and shall inure to the benefit of the Permitted Note Issuance Trustee and its successors and assigns.

Section 8. Applicable Law and Consent to Jurisdiction. (a) THIS LIMITED GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) The Permitted Note Issuance Trustee may enforce any claim arising out of this Limited Guarantee in any state or federal court having subject matter jurisdiction and located in New York, New York. For the purpose of any action or proceeding instituted with respect to any such claim, the Guarantor hereby irrevocably submits to the jurisdiction of such courts. The Guarantor irrevocably consents to the service of process out of said courts by mailing a copy thereof, by registered mail, postage prepaid, to the Guarantor and agrees that such service, to the fullest extent permitted by law, (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall be taken and held to be valid personal service upon and personal delivery to it. Nothing herein contained shall affect the right of the Permitted Note Issuance Trustee to serve process in any other manner permitted by law or preclude the Permitted Note Issuance Trustee from bringing an action or proceeding in respect hereof in any other country, state or place having jurisdiction over such action. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter have to the laying of the venue of any such suit, action or proceed-ing brought in any such court located in New York, New York and any claim that any such suit, action or proceed-ing brought in such a court has been brought in an inconve-nient forum.

Section 9. Section Headings. The headings of the sections and paragraphs of this Limited Guarantee have been inserted for convenience of reference only and shall in no way define, modify, limit or amplify any of the terms or provisions hereof.

Section 10. Severability. Any provision of this Limited Guarantee which may be determined by any competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Guarantor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

Section 11. Waiver of Trial by Jury. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS LIMITED GUARANTEE OR ANY OTHER RELATED DOCUMENT TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNEC-TION THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS LIMITED GUARANTEE OR ANY RELATED TRANSACTION, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Section 12. Notices. All notices, requests or other communications desired or required to be given under this Limited Guarantee shall be in writing and shall be sent by (a) certified or registered mail, return receipt requested, postage prepaid, (b) national prepaid overnight delivery service, (c) telecopy or other facsimile transmission (following with hard copies to be sent by national prepaid overnight delivery service) or (d) personal delivery with receipt acknowledged in writing, as follows:

(i)  if to the Permitted Note Issuance Trustee:

[Permitted Note Issuance Trustee]
[__________________]
[__________________]
Attention: [__________________]
Facsimile: [__________________]

(ii)  if to the Guarantor:

c/o U-Haul S Fleet, LLC
[__________________]
[__________________]
Attention: [__________________]
Facsimile: [__________________]

Any of the Persons in subclauses (i) or (ii) above may change its address for notices hereunder by giving notice of such change to the other Persons. All notices and demands shall be deemed to have been given either at the time of the delivery thereof to any officer or manager of the Person entitled to receive such notices and demands at the address of such person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be..

Section 13. The Guarantor’s Receipt of Permitted Note Issuance Indenture and Permitted Note Issuance Related Documents. The Guarantor by its execution hereof acknowledges receipt of a true copy of the Permitted Note Issuance Indenture. The Permitted Note Issuance Trustee hereby agrees to provide the Guarantor with true copies of (i) any supplement to the Permitted Note Issuance Indenture, (iii) any series supplement to the Permitted Note Issuance Indenture creating series of Permitted Notes and (iii) each other related Permitted Note Issuance Related Document, in each case promptly upon execution thereof.

Section 14. Bankruptcy Petition. The Guarantor hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Issuer Obligations and all obligations of USF and each related Permitted Note Issuance SPV under any Permitted Note Issuance Indenture, it will not institute against, or join any other Person in instituting against, USF, any other Box Truck SPV, any Permitted Note Issuance SPV or the Nominee Titleholder any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 14 shall survive the termination of this Limited Guarantee.

Section 15. Counterparts. This Limited Guarantee may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has executed this Limited Guarantee as of the date first above written.

[BOX TRUCK SPV], as Guarantor

By:
Name:
Title:

ACKNOWLEDGED AND AGREED TO BY:

[PERMITTED NOTE ISSUANCE TRUSTEE]

By:
Name:
Title: